UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23715

Oaktree Diversified Income Fund Inc.

(Exact name of registrant as specified in charter)

Brookfield Place

250 Vesey Street, 15th Floor
New York, New York 10281-1023

(Address of principal executive offices) (Zip code)

Brian F. Hurley, Esq.

Brookfield Public Securities Group LLC
Brookfield Place

250 Vesey Street, 15th Floor
New York, New York 10281-1023

(Name and address of agent for service)

(855) 777-8001

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

(a)

2023

SEMI-ANNUAL REPORT

JUNE 30, 2023

Oaktree Diversified Income Fund Inc.

* Please see inside front cover of the report for important information regarding delivery of shareholder reports.

IN PROFILE

Oaktree Fund Advisors, LLC (the "Adviser" or "Oaktree") is an investment adviser registered with the SEC and is also an affiliate and related adviser of Oaktree Capital Management, L.P., an investment adviser registered with the SEC. Oaktree serves as the investment adviser to the Fund. Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments. Oaktree manages assets across a wide range of investment strategies within four asset classes: Credit, Private Equity, Real Assets, and Listed Equities. As of June 30, 2023, Oaktree had $179 billion in assets under management. Brookfield Public Securities Group LLC ("PSG") serves as the Administrator to the Fund. PSG is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC with approximately $850 billion of assets under management as of June 30, 2023, an unlimited liability company formed under the laws of British Columbia, Canada ("BAM ULC"). Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 75% interest in BAM ULC, while Brookfield Asset Management Ltd., a publicly traded company (NYSE: BAM; TSX: BAMA) ("Brookfield Asset Management"), holds a 25% interest in BAM ULC. In 2019, Brookfield acquired a majority interest in Oaktree.

Oaktree Diversified Income Fund Inc. (the "Fund") is managed by Oaktree Fund Advisors, LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://publicsecurities.brookfield.com/products/us-interval-funds/oaktree-diversified-income-fund?id=192692

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

TABLE OF CONTENTS

Letter to Shareholders	1
Fund Performance	3
Portfolio Characteristics	5
Consolidated Schedule of Investments	6
Consolidated Statement of Assets and Liabilities	38
Consolidated Statement of Operations	39
Consolidated Statements of Changes in Net Assets	40
Consolidated Statement of Cash Flows	41
Consolidated Financial Highlights	42
Notes to Consolidated Financial Statements	43
Board Considerations Relating to the Approval of the Investment Advisory Agreement	57
Dividend Reinvestment Plan	61
Joint Notice of Privacy Policy	62

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Semi-Annual Report for the Oaktree Diversified Income Fund (the "Fund") for the six-month period ended June 30, 2023.

The U.S. economy refuses to follow a single storyline. In the last six months, the gross domestic product has grown, while gross domestic income has contracted; the labor market has added jobs at a robust pace, but average hours worked have declined; and leading indicators have often disagreed with their lagging counterparts. This complexity may be a byproduct of the tug-of-war currently occurring between the U.S. federal government and the Federal Reserve. While they were closely aligned during the pandemic, they've often been working at cross-purposes over the last year, as the former's desire to keep the economy churning has clashed with the latter's interest in throwing sand in the gears. As a result, the most widely forecast recession in U.S. history, the long-awaited Fed pivot, and the relief the latter could provide to companies and investors all keep getting pushed further into the future.

Shifting market expectations have brought bouts of volatility, especially as seen in the first quarter of 2023, but investor appetite for risk assets returned in the second quarter and indices have largely delivered broad-based gains for the year-to-date period. In credit markets, senior loans and high yield bonds returned 6.4% and 5.4%, respectively, followed by investment-grade bonds at 3.2%. Regionally, European high yield bonds and senior loans outperformed relative to their U.S. counterparts, largely due to moderating concerns about Europe's economy. The spread premium offered by European versus U.S. high yield bonds compressed by more than half, from a high of 174 bps in 2022 to 88 bps at the end of the second quarter. Many equity markets soared including the S&P 500 (up 16.9%), which posted its best first half since 2019, thanks in large part to a surge in technology and growth stocks.

Inflation is still elevated but has been steadily creeping down, while interest rates are at the highest levels seen in over fifteen years. In the month of June alone, yields on the 2- and 5-year U.S. Treasury notes rose by 50 bps and 40 bps, to 4.9% and 4.2%, respectively. This benefitted the performance of floating-rate debt which represented 67% of the Fund's assets at the end of the period. The Fund's yield increased to 13.4%1 as of June 30, 2023.

The Fund's diversified asset mix of both public and private debt provided steady income and positive performance during the period, resulting in a net return of 5.24%. Strength in private credit has been broad-based, led by consumer discretionary and non-cyclical sectors, such as health care and information technology. Corporate structured credit has been a top performer given price appreciation for CLO debt tranches, and senior loans performed well buoyed by their floating rate nature. The portfolio's exposure to high yield bonds has also continued to perform well, with significant spread tightening offsetting the impact of higher rates. Emerging markets debt had a negative contribution to performance, as gains in corporate debt exposures in Argentina were more than offset by ongoing headwinds in Chinese property names. Emerging markets remain a small allocation in the Fund, along with global convertible bonds which did post gains amid the broad equity market rally. Technology names generally did the best, benefitting from the market's euphoria over artificial intelligence-related companies.

During the period we were active buyers of senior loans, as well as high-quality structured credit along with select private credit positions. We also took advantage of strength in certain sectors within the emerging markets to sell down exposure for deployment in the aforementioned areas as well as others we believe may offer greater opportunity in the second half of the year. We are excited about the evolving opportunity set across credit markets with yields at multi-year highs. We believe the Fund is diversified with an emphasis on credit quality to help mitigate risk, which should position it to provide long-term potential income and capital appreciation. In short, we believe we've shifted into a higher interest rate regime and that investment returns in the coming years will not only be closely correlated with the prudence investors displayed in the easy money era but the skill they exhibit when navigating the new one.

In addition to performance information and additional discussion of factors impacting the Fund, this report provides the Fund's unaudited financial statements and schedules of investments as of June 30, 2023.

We welcome your questions and comments and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com/en for more information.

2023 Semi-Annual Report

LETTER TO SHAREHOLDERS (continued)

Thank you for your support.

Sincerely,

Brian F. Hurley	David W. Levi, CFA
President	Chief Executive Officer
Oaktree Diversified Income Fund Inc.	Brookfield Public Securities Group LLC

1 Yield reflects yield to worst. Yield to worst is a measure of the lowest possible yield that can be received on a bond that fully operates within the terms of its contract without defaulting.

These views represent the opinions of Oaktree Fund Advisors, LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on June 30, 2023, and subject to change based on subsequent developments.

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results.

Investing involves risk. Principal loss is possible. Real assets includes real estate securities, infrastructure securities and natural resources securities. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conservation policies. Natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics.

Quasar Distributors, LLC is the distributor of Oaktree Diversified Income Fund Inc.

OAKTREE DIVERSIFIED INCOME FUND INC.

Fund Performance (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

As of June 30, 2023	Six Months†	1 Year	Since Inception*
Class D Shares	5.24%	8.69%	-1.58%
S&P/LSTA Leveraged Loan Index	6.29%	11.77%	3.57%

†  Returns for less than one year are not annualized.

*  Class D Shares commenced operations on November 1, 2021.

Disclosure

All returns shown in USD.

S&P/LSTA (Loans Syndications and Trading Association) Leveraged Loan Index tracks the largest leveraged-loan-to-market facilities, considering market weightings, spreads and interest payments.

An index does not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance includes the reinvestment of income, dividends and capital gain distributions. To obtain performance information current to the most recent month-end, please call 1-855-862-5873. Performance reflects management fees and other fund expenses.

An investor should consider the Fund's investment objectives, risks, charges and expenses carefully before investing.

The Fund is subject to investment risks, including the possible loss of principal invested. Investing involves risk, and principal loss is possible. The Adviser employs an active approach to allocation across multiple credit sectors, but there is no guarantee that such allocation techniques will produce the desired results. General interest rate fluctuations may have a substantial negative impact on the Fund's investments and investment opportunities, and, accordingly, may have a material adverse effect on the Fund's rate of return. The Fund may invest in foreign securities, including, but not limited to, risk related to exchange rate changes, political and economic upheaval, and relatively low market liquidity, all of which are magnified in emerging markets. The Fund intends to invest in illiquid investments which can face significant difficulties and delays associated with such transactions, and the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Investments in derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

High-yield debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Bank loans (including senior loans) are usually rated below investment grade, and the market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, restrictions on resale, and extended trade settlement periods. The Fund's investments in senior loans may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not invest in such securities. The Fund may invest in distressed securities of corporate issuers that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest or in significant risk of being in such default which is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Fund Performance (Unaudited)

investment. The Fund may invest in loans that may be "covenant-lite," generally loans that do not have financial maintenance covenants, which can cause the Fund to have fewer rights against a borrower and may have a greater risk of loss on such investments.

The Fund may invest in a variety of mortgage related and other asset-backed securities, which are subject to greater price volatility in relation to interest rate movements. Residential mortgage backed securities (RMBS) may be subject to prepayment risk, meaning that securities may be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. Commercial mortgage backed securities (CMBS) may be subject to extension risk, meaning that the value of CMBS may be adversely affected in rising interest rate environments when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. Investments in collateralized loan obligations (CLOs) carry additional risks including, but not limited to: 1) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; 2) the quality of the collateral may decline in value or default; 3) the possibility that the Fund may invest in CLOs that are subordinate to other classes; and 4) the complex structure of the security may produce disputes with the issuer or unexpected investment results.

Short term performance in particular is not a good indication of the Fund's future performance and an investment should not be made based solely on returns.

These views represent the opinions of Oaktree Fund Advisors, LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2023 and subject to change based on subsequent developments.

OAKTREE DIVERSIFIED INCOME FUND INC.

Portfolio Characteristics (Unaudited)

June 30, 2023

ASSETS BY SECTOR[1]
Corporate Credit
— Senior Loans (Syndicated)	25.1%
— High Yield	17.2%
— Emerging Markets	4.0%
— Corporate Bonds	0.6%
— Convertible Bonds	1.3%
Total Corporate Credit	48.2%
Structured Credit
— Collateralized Loan Obligations	15.8%
— Commercial Mortgage-Backed Securities	5.4%
— Residential Mortgage-Backed Securities	2.1%
— Asset-Backed Securities	2.7%
Total Structured Credit	26.0%
Private Credit
— Senior Loans	21.2%
— Preferred Stock	0.9%
— Common Stock	0.1%
— Warrants	0.1%
Total Private Credit	22.3%
Money Market Fund	3.5%
Total	100.0%
ASSETS BY GEOGRAPHY[1]
North America	80.3%
Europe Ex UK	9.1%
UK	5.7%
Asia Ex Japan	2.4%
South America	2.2%
Africa	0.3%
Total	100.0%

1 Percentages are based on total market value of investments.

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited)

June 30, 2023

Description	Country	Principal Amount	Value
CORPORATE CREDIT – 54.9%
Senior Loans (Syndicated) – 28.3% (a)
Aerospace & Defense – 1.9%
AI Convoy Luxembourg Sarl, First Lien Tranche B Term Loan 5.53% (6 Month EURIBOR + 3.50%), 01/20/27 (b)	Luxembourg	€240,000	$248,104
Cobham Ultra US Company Borrower LLC, First Lien Tranche B Term Loan 8.81% (6 Month LIBOR USD + 3.50%), 08/04/29 (b)	Luxembourg	$992,519	977,011
Dynasty Acquisition Company, Inc., First Lien Tranche B Incremental Term Loan 8.75% (1 Month SOFR + 3.50%), 04/08/26 (b)	United States	420,543	417,651
Jazz Acquisition, Inc., First Lien Tranche B Term Loan 9.25% (1 Month SOFR + 4.00%), 06/19/26 (b)	United States	497,416	498,172
Peraton Corp, First Lien Tranche B Term Loan 9.00% (1 Month SOFR + 3.75%), (b)	United States	567,521	558,705
Standard Aero Ltd, First Lien Tranche B Term Loan 8.75% (1 Month LIBOR USD + 3.50%), 04/08/26 (b)	United States	226,098	224,544
WP CPP Holdings LLC, First Lien Tranche B Term Loan 8.58% (3 Month LIBOR USD + 3.75%), 04/30/25 (b)	United States	442,612	402,224
Total Aerospace & Defense			3,326,411
Automobile Components – 0.3%
First Brands Group LLC, First Lien Tranche B Term Loan 10.25% (6 Month SOFR + 5.00%), 03/30/27 (b)	United States	497,455	488,285
Banks – 0.3%
Renaissance Holdings Corp., First Lien Term Loan 9.90% (1 Month LIBOR USD + 4.75%), 04/07/30 (b)	United States	500,000	494,805
Beverages – 0.8%
Pegasus Bidco BV, First Lien Tranche B Term Loan 6.90% (3 Month EURIBOR + 4.25%), 07/12/29 (b)	Netherlands	€250,000	269,597
9.34% (3 Month SOFR + 4.25%), 07/12/29 (b)	Netherlands	497,500	496,878
Triton Water Holdings, Inc., First Lien Tranche B Term Loan 8.66% (3 Month LIBOR USD + 3.50%), 03/31/28 (b)	United States	736,844	714,163
Total Beverages			1,480,638
Biotechnology – 0.3%
Curium Bidco Sarl, First Lien Tranche B Term Loan 9.41% (3 Month LIBOR USD + 4.25%), 12/09/27 (b)	Luxembourg	495,616	492,828
Total Biotechnology			492,828
Building Products – 0.2%
Aquiles Spain Bidco SA, First Lien Tranche B Term Loan 6.61% (6 Month EURIBOR + 4.85%), 03/29/29 (b)	Spain	€300,000	298,854

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Chemicals – 0.5%
Axalta Coating Systems US Holdings, Inc., First Lien Tranche B4 Term Loan 7.90% (3 Month SOFR + 3.00%), 12/20/29 (b)	United States	$230,625	$231,400
INEOS Enterprises Holdings II Ltd., First Lien Tranche B Term Loan 5.95% (3 Month EURIBOR + 3.25%), 09/03/26 (b)	United Kingdom	€250,000	270,565
INEOS Finance PLC, First Lien Tranche B Term Loan 7.20% (1 Month EURIBOR + 4.00%), 11/08/27 (b)	Luxembourg	€247,403	266,866
INEOS Quattro, First Lien Tranche B Term Loan 5.96% (1 Month EURIBOR + 2.75%), 01/29/26 (b)	United Kingdom	€250,000	264,071
Total Chemicals			1,032,902
Commercial Services & Supplies – 2.5%
Access CIG LLC, First Lien Term Loan 8.94% (1 Month LIBOR USD + 3.75%), 02/27/25 (b)	United States	$981,477	972,477
Allied Universal Holdco LLC, First Lien Tranche B Term Loan 9.00% (1 Month SOFR + 3.75%), 05/14/28 (b)	United States	575,729	560,697
Apleona Holding GmbH, First Lien Tranche B Term Loan 7.68% (3 Month LIBOR USD + 4.75%), 04/28/28 (b)	Germany	€145,000	157,731
Atlas Luxco 4 SARL, First Lien Tranche B Term Loan 6.95% (1 Month EURIBOR + 3.75%), 05/14/28 (b)	Luxembourg	€248,106	254,566
Broom Holdings Bidco Ltd., First Lien Tranche B Term Loan 6.50% (3 Month EURIBOR + 3.75%), 08/23/28 (b)	Ireland	€250,000	266,526
Covanta Holding Corp., First Lien Tranche B Term Loan 8.39% (1 Month SOFR + 3.00%), (b)	United States	279,070	278,329
Covanta Holding Corp., First Lien Tranche C Term Loan 8.39% (1 Month SOFR + 3.00%), (b)	United States	20,930	20,875
Freshworld Holding III GMBH, First Lien Tranche B Term Loan 6.19% (3 Month EURIBOR + 3.75%), 10/02/26 (b) (c)	Germany	€250,000	267,686
Garda World Security Corp., First Lien Tranche B Term Loan 9.44% (1 Month SOFR + 4.25%), 10/30/26 (b)	Canada	1,000,000	996,249
TMS International Corp., First Lien Tranche B Term Loan 9.90% (1 Month SOFR + 4.75%), 03/02/30 (b)	United States	498,750	498,127
Trugreen LP, First Lien Tranche B Term Loan 9.25% (1 Month SOFR + 4.00%), 11/02/27 (b)	United States	111,145	102,587
Total Commercial Services & Supplies			4,375,850
Communications Equipment – 0.7%
Genesys Cloud Services Holdings II LLC, First Lien Tranche B Term Loan 9.15% (1 Month LIBOR USD + 4.00%), (b)	United States	498,724	498,056

See Notes to Consolidated Financial Statements.

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Sorenson Communications LLC, First Lien Tranche B Term Loan 10.65% (1 Month LIBOR USD + 5.50%), 03/17/26 (b)	United States	$662,116	$616,099
Total Communications Equipment			1,114,155
Construction & Engineering – 1.1%
ADB Companies LLC, First Lien Term Loan 11.66% (3 Month SOFR + 6.50%), 12/18/25 (b) (d)	United States	1,249,536	1,226,545
Tiger Acquisition LLC, First Lien Tranche B Term Loan 8.50% (1 Month SOFR + 3.25%), 06/01/28 (b)	United States	740,578	727,462
Total Construction & Engineering			1,954,007
Construction Materials – 0.2%
Hunter Douglas, Inc., First Lien Tranche B Term Loan 8.67% (3 Month SOFR + 3.50%), 02/25/29 (b)	Netherlands	303,322	289,199
Total Construction Materials			289,199
Consumer Finance – 0.2%
American Auto Auction Group LLC, Second Lien Term Loan 0.10% (CME Term SOFR 1 Month + 8.75%), 12/30/28 (b)	United States	483,000	357,420
Consumer Staples Distribution & Retail – 0.1%
Bellis Acquisition Company PLC, First Lien Tranche B Term Loan 4.55% (6 Month EURIBOR + 2.75%), 02/16/26 (b)	United Kingdom	€250,000	262,571
Containers & Packaging – 1.1%
Charter Next Generation, Inc., First Lien Term Loan 9.02% (CME Term SOFR 1 Month + 3.75%), 12/01/27 (b)	United States	$498,724	495,452
Clydesdale Acquisition Holdings, Inc., First Lien Term Loan 9.43% (1 Month SOFR + 4.18%), 04/13/29 (b)	United States	476,190	469,501
Kouti BV, First Lien Tranche B Term Loan 7.56% (3 Month EURIBOR + 4.75%), 08/31/28 (b)	Netherlands	€200,000	216,742
Proampac PG Borrower LLC, First Lien Tranche B Term Loan 8.98% (3 Month SOFR + 3.75%), (b)	United States	2,500	2,478
8.98% (3 Month SOFR + 3.75%), 11/03/25 (b)	United States	982,500	973,908
Total Containers & Packaging			2,158,081
Distributors – 0.6%
American Tire Distributors, Inc., First Lien Tranche B Term Loan 10.61% (3 Month SOFR + 6.25%), 10/22/28 (b)	United States	498,741	435,094
Dealer Tire Financial LLC, First Lien Tranche B Term Loan 9.65% (1 Month SOFR + 4.50%), 12/14/27 (b)	United States	657,906	656,261
Total Distributors			1,091,355

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Diversified Consumer Services – 1.0%
AI Aqua Merger Sub, Inc., First Lien Tranche B Term Loan 8.90% (1 Month SOFR + 3.75%), 07/30/28 (b)	United States	$497,589	$489,131
Houghton Mifflin Harcourt Co., First Lien Tranche B Term Loan 10.50% (1 Month SOFR + 5.25%), 04/07/29 (b)	United States	346,008	297,134
KUEHG Corp., First Lien Term Loan 10.15% (3 Month SOFR + 5.00%), (b)	United States	404,000	400,885
Obol France 3 SAS, First Lien Tranche B Term Loan 8.04% (1 Month EURIBOR + 4.75%), 12/09/25 (b)	France	€250,000	249,825
PetVet Care Centers LLC, Second Lien Term Loan 11.40% (1 Month LIBOR USD + 6.25%), 02/15/26 (b)	United States	500,000	459,376
Verisure Holding AB, First Lien Tranche B Term Loan 6.26% (3 Month EURIBOR + 3.25%), 03/25/28 (b)	Sweden	€250,000	264,119
Total Diversified Consumer Services			2,160,470
Diversified Telecommunication Services – 1.0%
Altice France SA, First Lien Tranche B Term Loan 7.20% (3 Month EURIBOR + 5.00%), 10/31/27 (b)	France	€229,425	241,149
CCI Buyer, Inc., First Lien Tranche B Term Loan 8.90% (3 Month SOFR + 4.00%), 12/17/27 (b)	United States	746,183	733,592
Intelsat Jackson Holdings SA, First Lien Tranche EXIT Term Loan 9.44% (3 Month SOFR + 4.25%), 02/01/29 (b)	Luxembourg	417,227	416,071
Numericable U.S. LLC, First Lien Tranche B14 Term Loan 8.02% (3 Month EURIBOR + 5.50%), 08/15/28 (b)	United States	€200,000	190,879
Total Diversified Telecommunication Services			1,581,691
Electrical Equipment – 0.1%
Emerald Debt Merger Sub LLC, First Lien Tranche B Term Loan 8.42% (3 Month SOFR + 3.00%), (b)	United States	251,000	251,314
Electronic Equipment Instruments & Components – 0.5%
LTI Holdings, Inc., First Lien Tranche B Term Loan 8.52% (1 Month LIBOR USD + 3.50%), 09/06/25 (b)	United States	984,536	947,970
Energy Equipment & Services – 0.4%
Artera Services LLC, First Lien Term Loan 8.23% (3 Month LIBOR USD + 3.50%), 03/06/25 (b)	United States	738,722	648,413
Entertainment – 0.2%
City Football Group Ltd., First Lien Tranche B Term Loan 8.27% (3 Month LIBOR USD + 3.00%), 07/21/28 (b)	United Kingdom	497,475	490,012

See Notes to Consolidated Financial Statements.

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Financial Services – 0.2%
Apex Group Treasury Ltd., First Lien Tranche B Term Loan 6.54% (3 Month EURIBOR + 4.00%), 07/27/28 (b)	Bermuda	€250,000	$267,601
Health Care Equipment & Supplies – 0.3%
Bausch + Lomb Corp., First Lien Tranche B Term Loan 8.59% (3 Month SOFR + 3.25%), (b)	United States	299,244	291,015
Medline Borrower LP, First Lien Tranche B Term Loan 8.27% (1 Month SOFR + 3.25%), (b)	United States	241,776	239,282
Total Health Care Equipment & Supplies			530,297
Health Care Providers & Services – 0.9%
Baart Programs, Inc., Second Lien Delay Draw Term Loan 14.00% (1 Month LIBOR USD + 8.50%), 06/11/28 (b) (d)	United States	584,156	567,216
Baart Programs, Inc., First Lien Delay Draw Term Loan 10.16% (3 Month LIBOR USD + 5.00%), 06/11/27 (b) (d)	United States	421,054	410,106
Covetrus, Inc., First Lien Term Loan 9.90% (3 Month SOFR + 5.00%), 10/13/29 (b)	United States	361,095	337,172
HomeVi SASU, First Lien Tranche B Term Loan 6.49% (3 Month EURIBOR + 4.00%), 10/31/26 (b)	France	€250,000	240,715
Nidda Healthcare Holding GmbH, First Lien Tranche F Term Loan 6.18% (3 Month EURIBOR + 3.50%), 08/21/26 (b)	Germany	€250,000	263,722
Total Health Care Providers & Services			1,818,931
Health Care Technology – 1.3%
athenaHealth Group, Inc., First Lien Tranche B Term Loan 8.60% (1 Month SOFR + 3.75%), (b)	United States	333,972	320,847
athenaHealth Group, Inc., First Lien Tranche B-DD Term Loan 7.82% (1 Month SOFR + 3.75%), 02/15/29 (b) (e)	United States	41,028	—
FinThrive Software Intermediate Holdings, Inc., Second Lien Term Loan 11.90% (1 Month LIBOR USD + 6.75%), 12/17/29 (b)	United States	2,082,000	1,250,502
Polaris Newco LL, First Lien Tranche B Term Loan 9.16% (3 Month LIBOR USD + 4.00%), 06/04/28 (b)	United States	506,559	467,721
Polaris Newco LLC, First Lien Tranche B Term Loan 7.24% (3 Month EURIBOR + 4.00%), 06/04/28 (b)	United States	€245,625	235,863
Total Health Care Technology			2,274,933
Hotels, Restaurants & Leisure – 1.7%
Alterra Mountain Co., First Lien Tranche B Term Loan 8.65% (1 Month LIBOR USD + 3.50%), 08/17/28 (b)	United States	925,372	925,086

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Carnival Corp., First Lien Tranche B Term Loan 8.02% (1 Month SOFR + 3.00%), (b)	United States	$742,347	$741,997
Entain Holdings Gibraltar Ltd., First Lien Tranche B2 Term Loan 8.44% (6 Month SOFR + 3.50%), 10/31/29 (b)	United Kingdom	264,670	264,604
Flutter Financing BV, First Lien Tranche B Term Loan 8.41% (3 Month SOFR + 3.25%), 07/04/28 (b)	Ireland	256,065	256,836
Flynn Restaurant Group LP, First Lien Tranche B Term Loan 9.52% (1 Month SOFR + 4.25%), 12/03/28 (b)	United States	985,000	974,412
Kingpin Intermediate Holdings LLC, First Lien Tranche B Term Loan 8.65% (1 Month SOFR + 3.50%), (b)	United States	225,000	223,981
Whatabrands LLC, First Lien Tranche B Term Loan 8.27% (1 Month SOFR + 3.25%), (b)	United States	86,343	85,945
Total Hotels, Restaurants & Leisure			3,472,861
Independent Power and Renewable Electricity Producers – 0.6%
Parkway Generation LLC, First Lien Tranche B Term Loan 9.90% (3 Month SOFR + 4.75%), 02/18/29 (b)	United States	681,729	666,450
Parkway Generation LLC, First Lien Tranche C Term Loan 9.43% (3 Month SOFR + 4.75%), 02/18/29 (b)	United States	89,876	87,862
Talen Energy Supply LLC, First Lien Tranche TLC-EXIT Term Loan 9.44% (3 Month SOFR + 4.50%), 05/17/30 (b)	United States	123,095	122,916
Talen Energy Supply LLC, First Lien Tranche TLB-EXIT Term Loan 4.50% (3 Month SOFR + 4.50%), 05/17/30 (b)	United States	151,905	151,684
Total Independent Power and Renewable Electricity Producers			1,028,912
Insurance – 0.6%
Asurion LLC, First Lien Tranche B10 Term Loan 9.25% (1 Month SOFR + 4.00%), 08/19/28 (b)	United States	297,750	282,583
Asurion LLC, Second Lien Tranche B3 Term Loan 10.40% (1 Month SOFR + 5.25%), (b)	United States	350,000	299,142
HUB International Ltd., First Lien Tranche B Term Loan 9.40% (1 Month SOFR + 4.25%), 06/20/30 (b)	United States	375,000	376,277
Total Insurance			958,002
Leisure Products – 0.5%
Gibson Brands, Inc., First Lien Term Loan 10.25% (3 Month SOFR + 5.00%), 08/13/28 (b)	United States	394,000	319,140
Peloton Interactive, First Lien Term Loan 11.76% (6 Month SOFR + 6.50%), 05/25/27 (b)	United States	646,626	645,954
Total Leisure Products			965,094

See Notes to Consolidated Financial Statements.

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Life Sciences Tools & Services – 0.3%
Sotera Health Holdings LLC, First Lien Tranche B Term Loan 8.82% (6 Month SOFR + 3.75%), 12/13/26 (b)	United States	$500,000	$500,625
Machinery – 0.7%
Delachaux Group SA, First Lien Tranche B Term Loan 6.24% (3 Month EURIBOR + 3.75%), 04/16/26 (b)	France	€239,144	259,723
Restaurant Technologies, Inc., First Lien Tranche B Term Loan 9.15% (3 Month SOFR + 4.25%), 04/01/29 (b)	United States	504,419	493,278
SPX FLOW, Inc., First Lien Tranche B Term Loan 9.75% (1 Month SOFR + 4.50%), 04/05/29 (b)	United States	500,000	494,792
Total Machinery			1,247,793
Media – 1.0%
Directv Financing LLC, First Lien Term Loan 10.15% (1 Month SOFR + 5.00%), (b)	United States	842,500	825,532
McGraw-Hill Education Inc, First Lien Tranche B Term Loan 9.90% (1 Month LIBOR USD + 4.25%), 07/30/28 (b)	United States	250,000	235,000
Recorded Books, Inc., First Lien Term Loan 9.14% (1 Month SOFR + 4.00%), 08/31/25 (b)	United States	261,301	261,601
Univision Communications, Inc., First Lien Tranche B Term Loan 9.15% (3 Month SOFR + 4.25%), 06/24/29 (b)	United States	498,744	498,533
Virgin Media SFA Finance Ltd., First Lien Tranche L Term Loan 6.71% (Daily SONIA + 3.25%), 01/15/27 (b)	United Kingdom	£200,000	243,778
Total Media			2,064,444
Metals & Mining – 1.0%
American Rock Salt Company LLC, First Lien Tranche B Term Loan 9.15% (1 Month LIBOR USD + 4.00%), 06/11/28 (b)	United States	496,203	468,497
SCIH Salt Holdings, Inc., First Lien Tranche B Term Loan 9.15% (1 Month LIBOR USD + 4.00%), 03/16/27 (b)	United States	909,643	897,631
Vibrantz Technologies, Inc., First Lien Tranche B Term Loan 9.30% (3 Month SOFR + 4.25%), 04/21/29 (b)	United States	472,430	417,777
Total Metals & Mining			1,783,905
Oil Gas & Consumable Fuels – 0.5%
AL NGPL Holdings LLC, First Lien Tranche B Term Loan 8.90% (1 Month SOFR + 3.75%), (b)	United States	300,000	298,125
Freeport LNG Investments LLLP, First Lien Tranche B Term Loan 8.31% (3 Month LIBOR USD + 3.50%), 12/21/28 (b)	United States	301,482	295,929
Total Oil Gas & Consumable Fuels			594,054

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Passenger Airlines – 0.3%
Mileage Plus Holdings LLC, First Lien Tranche B Term Loan 10.76% (3 Month LIBOR USD + 5.25%), 06/20/27 (b)	United States	$161,600	$168,165
United Airlines, Inc., First Lien Tranche B Term Loan 8.89% (3 Month LIBOR USD + 3.75%), 04/21/28 (b)	United States	392,947	393,385
Total Passenger Airlines			561,550
Pharmaceuticals – 0.3%
AI Sirona Luxembourg Acquisition Sarl, First Lien Tranche B Term Loan 6.46% (1 Month EURIBOR + 3.25%), 09/30/25 (b)	Czech Republic	€250,000	271,436
Pharmanovia Bidco Ltd, First Lien Tranche B Term Loan 6.70% (3 Month EURIBOR + 4.00%), 08/07/26 (b)	United Kingdom	€250,000	269,878
Total Pharmaceuticals			541,314
Professional Services – 0.5%
DTI Holdco, Inc., First Lien Tranche B Term Loan 9.43% (3 Month SOFR + 4.75%), 04/26/29 (b)	United States	496,250	463,217
Element Materials Technology Group US Holdings, Inc., First Lien Tranche DD Term Loan 9.25% (3 Month SOFR + 4.25%), 06/24/29 (b)	United States	157,105	154,356
Element Materials Technology Group US Holdings, Inc., First Lien Tranche B Term Loan 9.25% (3 Month SOFR + 4.25%), 06/24/29 (b)	United States	340,395	334,438
Total Professional Services			952,011
Software – 2.7%
Castle US Holding Corp., First Lien Tranche B Term Loan 6.77% (1 Month EURIBOR + 3.75%), 01/29/27 (b)	United States	€245,558	190,439
9.02% (1 Month LIBOR USD + 4.00%), 01/29/27 (b)	United States	987,421	707,241
Cvent, First Lien Tranche B Term Loan 8.80% (3 Month SOFR + 3.75%), (b)	United States	275,000	270,015
eResearchTechnology, Inc., First Lien Tranche B Term Loan 9.77% (1 Month SOFR + 4.50%), 02/04/27 (b)	United States	497,436	479,653
ION Corporate Solutions Finance Sarl, First Lien Tranche B Term Loan 6.95% (1 Month EURIBOR + 3.75%), 03/11/28 (b)	Luxembourg	€250,000	265,697
McAfee Corp., First Lien Tranche B Term Loan 7.02% (3 Month EURIBOR + 4.00%), 03/01/29 (b)	United States	€247,500	257,994
Mitchell International, Inc., First Lien Tranche B Term Loan 8.88% (3 Month LIBOR USD + 3.75%), 10/15/28 (b)	United States	261,691	256,377
Planview Parent, Inc., First Lien Term Loan 9.16% (3 Month SOFR + 4.00%), 12/17/27 (b)	United States	159,581	151,852

See Notes to Consolidated Financial Statements.

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Quartz Acquireco LLC, First Lien Tranche B Term Loan 8.58% (1 Month SOFR + 3.50%), 06/28/30 (b)	United States	$300,000	$300,375
Skopima Consilio Parent LLC, First Lien Term Loan 9.15% (1 Month LIBOR USD + 4.00%), 05/17/28 (b)	United States	922,266	898,715
TIBCO Software, Inc., First Lien Tranche A Term Loan 9.50% (3 Month SOFR + 4.50%), (b)	United States	541	508
9.50% (3 Month SOFR + 4.50%), 09/30/28 (b)	United States	191,918	180,147
TIBCO Software, Inc., First Lien Tranche B Term Loan 9.50% (3 Month SOFR + 4.50%), (b)	United States	360	338
9.50% (3 Month SOFR + 4.50%), 03/30/29 (b)	United States	143,280	134,355
UKG, Inc.,, Second Lien Term Loan 10.03% (3 Month SOFR + 5.25%), 05/03/27 (b)	United States	500,000	486,250
Total Software			4,579,956
Specialty Retail – 0.4%
Great Outdoors Group LLC, First Lien Tranche B2 Term Loan 8.90% (1 Month LIBOR USD + 3.75%), 03/05/28 (b)	United States	496,212	493,110
Motor Fuel Group, First Lien Tranche B1 Term Loan 6.00% (Daily SONIA + 6.00%), 06/21/28 (b)	United States	£250,000	308,374
Total Specialty Retail			801,484
Textiles Apparel & Luxury Goods – 0.2%
Amer Sports Holding Oy, First Lien Tranche B Term Loan 6.74% (6 Month EURIBOR + 4.00%), 03/30/26 (b)	Finland	€250,000	268,197
Breitling Financial Sarl, First Lien Add-On Term Loan 4.75% (1 Month EURIBOR + 4.75%), (b)	United States	€135,000	146,465
Total Textiles Apparel & Luxury Goods			414,662
Trading Companies & Distributors – 0.3%
Avolon TLB Borrower 1 US LLC, First Lien Tranche B6 Term Loan 3.00% (1 Month SOFR + 2.50%), (b)	Ireland	250,000	250,178
Windsor Holdings III LLC, First Lien Tranche B Term Loan 7.87% (1 Month EURIBOR + 4.50%), (b)	United States	€160,000	171,610
9.63% (3 Month SOFR + 4.50%), 06/27/30 (b)	United States	300,000	295,087
Total Trading Companies & Distributors			716,875
Total Senior Loans (Syndicated)			51,372,535
High Yield – 20.2%
Aerospace & Defense – 0.6%
Bombardier, Inc. 7.13%, 06/15/26 (f)	Canada	240,000	238,640
Spirit AeroSystems, Inc. 7.50%, 04/15/25 (f)	United States	275,000	272,090
9.38%, 11/30/29 (f)	United States	135,000	144,696

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
TransDigm, Inc. 5.50%, 11/15/27	United States	$360,000	$339,970
6.25%, 03/15/26 (f)	United States	95,000	94,621
Total Aerospace & Defense			1,090,017
Airlines – 0.1%
Hawaiian Brand Intellectual Property Ltd. 5.75%, 01/20/26 (f)	Cayman Islands	150,000	142,122
Auto Components – 0.3%
Dana Financing Luxembourg Sarl 3.00%, 07/15/29	United States	€200,000	177,831
IHO Verwaltungs GmbH 8.75%, 9.50, 05/15/28 (g) (h) (i)	Germany	€200,000	225,575
Renk AG 5.75%, 07/15/25	Germany	€200,000	215,229
Total Auto Components			618,635
Beverages – 0.1%
Primo Water Holdings, Inc. 3.88%, 10/31/28	Canada	€200,000	190,376
Chemicals – 0.9%
Diamond BC BV 4.63%, 10/01/29 (f)	Netherlands	170,000	171,596
INEOS Finance PLC 6.63%, 05/15/28 (g) (i)	Luxembourg	€175,000	188,025
Nufarm Australia Ltd. 5.00%, 01/27/30 (f)	Australia	445,000	394,514
Olympus Water US Holding Corp. 4.25%, 10/01/28 (f)	United States	280,000	221,604
9.75%, 11/15/28 (f)	United States	380,000	371,089
SK Invictus Intermediate II Sarl 5.00%, 10/30/29 (f)	Luxembourg	225,000	178,994
Total Chemicals			1,525,822
Commercial Services & Supplies – 1.4%
Allied Universal Holdco LLC 4.63%, 06/01/28 (f)	United States	405,000	343,290
Hurricane Finance PLC 8.00%, 10/15/25	United Kingdom	£100,000	121,109
Iron Mountain, Inc. 5.00%, 07/15/28 (f)	United States	435,000	403,454
LABL, Inc. 5.88%, 11/01/28 (f)	United States	445,000	405,553
Prime Security Services Borrower LLC 6.25%, 01/15/28 (f)	United States	485,000	455,049
TMS International Corp. 6.25%, 04/15/29 (f)	United States	330,000	277,540
WASH Multifamily Acquisition, Inc. 5.75%, 04/15/26 (f)	United States	430,000	401,914
Total Commercial Services & Supplies			2,407,909

See Notes to Consolidated Financial Statements.

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Communications Equipment – 0.2%
CommScope Technologies LLC 6.00%, 06/15/25 (f)	United States	$260,000	$242,670
CommScope, Inc. 4.75%, 09/01/29 (f)	United States	75,000	59,202
6.00%, 03/01/26 (f)	United States	95,000	88,651
Total Communications Equipment			390,523
Construction & Engineering – 0.4%
Great Lakes Dredge & Dock Corp. 5.25%, 06/01/29 (f)	United States	340,000	284,284
Pike Corp. 5.50%, 09/01/28 (f)	United States	440,000	395,474
Total Construction & Engineering			679,758
Consumer Finance – 0.3%
FirstCash, Inc. 5.63%, 01/01/30 (f)	United States	220,000	199,039
Ford Motor Credit Company LLC 4.00%, 11/13/30	United States	445,000	380,690
Total Consumer Finance			579,729
Containers & Packaging – 0.7%
Ardagh Packaging Finance PLC 2.13%, 08/15/26	United States	€180,000	175,179
5.25%, 08/15/27 (f)	United States	260,000	220,580
Fiber Bidco SpA 7.54% (3 Month LIBOR USD + 6.00%), 10/25/27 (b) (f)	Italy	€100,000	109,737
Graham Packaging Company, Inc. 7.13%, 08/15/28 (f)	United States	285,000	243,705
Intelligent Packaging Limited Finco, Inc. 6.00%, 09/15/28 (f)	Canada	435,000	370,226
Silgan Holdings, Inc. 2.25%, 06/01/28	United States	€200,000	188,440
Trivium Packaging Finance BV 3.75%, 08/15/26	Netherlands	€100,000	101,009
Total Containers & Packaging			1,408,876
Diversified Consumer Services – 0.3%
AA Bond Company Ltd. 6.50%, 01/31/26	United Kingdom	£100,000	110,100
Verisure Holding AB 3.88%, 07/15/26	Sweden	€100,000	102,650
Verisure Midholding AB 5.25%, 02/15/29	Sweden	€100,000	94,866
Total Diversified Consumer Services			307,616
Diversified Telecommunication Services – 1.1%
Altice Financing SA 3.00%, 01/15/28	Luxembourg	€200,000	169,466
Altice France SA 3.38%, 01/15/28	France	€100,000	79,914
4.13%, 01/15/29	France	€100,000	79,442

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Cogent Communications Group, Inc. 7.00%, 06/15/27 (f)	United States	$210,000	$203,364
Frontier Communications Holdings LLC 5.00%, 05/01/28 (f)	United States	290,000	250,494
6.75%, 05/01/29 (f)	United States	155,000	120,408
8.75%, 05/15/30 (f)	United States	255,000	249,460
Iliad Holding SASU 5.63%, 10/15/28	France	€200,000	202,620
Level 3 Financing, Inc. 4.25%, 07/01/28 (f)	United States	330,000	212,839
Lorca Telecom Bondco SA 4.00%, 09/18/27	Spain	€200,000	199,581
Telecom Italia SpA 6.88%, 02/15/28 (g) (i)	Italy	€100,000	108,947
Telefonica Europe BV 4.38% (EUSA6 + 4.11%), Perpetual (b)	Spain	€200,000	213,330
Ziggo Bond Company BV 3.38%, 02/28/30	Netherlands	€200,000	161,317
Total Diversified Telecommunication Services			2,251,182
Electrical Equipment – 0.2%
APX Group, Inc. 6.75%, 02/15/27 (f)	United States	290,000	284,500
Electronic Equipment, Instruments & Components – 0.1%
Engineering – Ingegneria Informatica – SpA 5.88%, 09/30/26	Italy	€200,000	197,445
Energy Equipment & Services – 0.1%
Precision Drilling Corp. 7.13%, 01/15/26 (f)	Canada	245,000	242,223
Entertainment – 0.3%
Banijay Entertainment SASU 3.50%, 03/01/25	France	€200,000	213,674
Pinewood Finance Company Ltd. 3.25%, 09/30/25	United Kingdom	£100,000	116,999
3.63%, 11/15/27	United Kingdom	£100,000	111,125
Total Entertainment			441,798
Equity Real Estate Investment Trusts (REITs) – 0.2%
Necessity Retail REIT, Inc. 4.50%, 09/30/28 (f)	United States	$395,000	304,247
Food Products – 0.2%
Post Holdings, Inc. 5.63%, 01/15/28 (f)	United States	430,000	413,819
Gas Utilities – 0.1%
CQP Holdco LP 5.50%, 06/15/31 (f)	United States	165,000	147,431
Health Care Equipment & Supplies – 0.2%
Medline Borrower LP 5.25%, 10/01/29 (f)	United States	395,000	343,148

See Notes to Consolidated Financial Statements.

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Health Care Providers & Services – 0.6%
Acadia Healthcare Company, Inc. 5.50%, 07/01/28 (f)	United States	$215,000	$205,811
Avantor Funding, Inc. 3.88%, 07/15/28	United States	€100,000	100,278
CAB Selas 3.38%, 02/01/28 (g) (i)	France	€200,000	178,389
CHS/Community Health Systems, Inc. 5.63%, 03/15/27 (f)	United States	205,000	180,852
ModivCare Escrow Issuer, Inc. 5.00%, 10/01/29 (f)	United States	345,000	255,626
Pediatrix Medical Group, Inc. 5.38%, 02/15/30 (f)	United States	295,000	271,709
Total Health Care Providers & Services			1,192,665
Health Care Technology – 0.1%
MPH Acquisition Holdings LLC 5.50%, 09/01/28 (f)	United States	160,000	136,561
Health Facilities – 0.2%
Tenet Healthcare Corp. 6.13%, 10/01/28	United States	285,000	274,643
Hotels, Restaurants & Leisure – 1.7%
Bloomin' Brands, Inc. 5.13%, 04/15/29 (f)	United States	220,000	196,841
Brinker International Inc 8.25%, 07/15/30 (f)	United States	175,000	172,590
Carnival Corp. 5.75%, 03/01/27 (f)	Panama	490,000	451,543
10.50%, 06/01/30 (f)	Panama	80,000	84,942
Everi Holdings, Inc. 5.00%, 07/15/29 (f)	United States	345,000	302,448
Fertitta Entertainment LLC 6.75%, 01/15/30 (f)	United States	160,000	136,323
Hilton Grand Vacations Borrower Escrow LLC 5.00%, 06/01/29 (f)	United States	215,000	191,006
Legends Hospitality Holding Company LLC 5.00%, 02/01/26 (f)	United States	440,000	396,609
Lottomatica S.P.A. 7.13%, 06/01/28 (g) (i)	Italy	€115,000	128,478
Playtech PLC 4.25%, 03/07/26	United Kingdom	€100,000	106,841
Six Flags Entertainment Corp 7.25%, 05/15/31 (f)	United States	425,000	414,364
TUI Cruises GmbH 6.50%, 05/15/26	Germany	€100,000	101,209
Total Hotels, Restaurants & Leisure			2,683,194
Household Durables – 0.1%
Weekley Homes LLC 4.88%, 09/15/28 (f)	United States	185,000	166,766

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Independent Power and Renewable Electricity Producers – 0.1%
Talen Energy Supply LLC 8.63%, 06/01/30 (f)	United States	$250,000	$258,983
Insurance – 0.2%
AssuredPartners, Inc. 5.63%, 01/15/29 (f)	United States	250,000	216,631
HUB International Ltd. 7.00%, 05/01/26 (f)	United States	190,000	189,732
Total Insurance			406,363
Interactive Media & Services – 0.0%
QVC, Inc. 4.85%, 04/01/24	United States	90,000	88,089
IT Services – 0.8%
Ahead DB Holdings LLC 6.63%, 05/01/28 (f)	United States	340,000	276,886
Mooney Group SpA 7.42% (3 Month LIBOR USD + 3.88%), 12/17/26 (b)	Italy	€250,000	270,516
Sabre GLBL, Inc. 7.38%, 09/01/25 (f)	United States	150,000	133,321
VM Consolidated, Inc. 5.50%, 04/15/29 (f)	United States	655,000	604,807
Total IT Services			1,285,530
Life Sciences Tools & Services – 0.1%
IQVIA, Inc. 2.88%, 06/15/28	United States	€165,000	162,619
Machinery – 0.2%
SPX FLOW, Inc. 8.75%, 04/01/30 (f)	United States	$500,000	450,574
Media – 1.3%
CCO Holdings LLC 6.38%, 09/01/29 (f)	United States	140,000	132,054
CSC Holdings LLC 4.13%, 12/01/30 (f)	United States	435,000	304,715
Directv Financing LLC 5.88%, 08/15/27 (f)	United States	435,000	394,463
DISH DBS Corp. 5.25%, 12/01/26 (f)	United States	195,000	156,789
5.75%, 12/01/28 (f)	United States	25,000	18,641
Gray Television, Inc. 4.75%, 10/15/30 (f)	United States	160,000	108,674
Scripps Escrow II, Inc. 5.38%, 01/15/31 (f)	United States	130,000	91,741
Sirius XM Radio Inc 3.88%, 09/01/31 (f)	United States	360,000	278,729
Univision Communications, Inc. 6.63%, 06/01/27 (f)	United States	145,000	140,371
UPC Holding BV 3.88%, 06/15/29	Netherlands	€205,000	180,124

See Notes to Consolidated Financial Statements.

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Virgin Media Secured Finance PLC 5.25%, 05/15/29	United Kingdom	£100,000	$107,835
Virgin Media Vendor Financing Notes III DAC 4.88%, 07/15/28	United Kingdom	£100,000	101,076
Total Media			2,015,212
Metals & Mining – 0.6%
Arconic Corp. 6.13%, 02/15/28 (f)	United States	425,000	430,654
Constellium SE 5.63%, 06/15/28 (f)	France	260,000	245,025
Mineral Resources Ltd. 8.13%, 05/01/27 (f)	Australia	60,000	60,062
8.50%, 05/01/30 (f)	Australia	300,000	301,510
Total Metals & Mining			1,037,251
Oil Gas & Consumable Fuels – 0.2%
Venture Global LNG, Inc. 8.13%, 06/01/28 (f)	United States	255,000	259,272
8.38%, 06/01/31 (f)	United States	260,000	262,472
Total Oil Gas & Consumable Fuels			521,744
Oil Gas Transportation & Distribution – 0.1%
Suburban Propane Partners LP 5.00%, 06/01/31 (f)	United States	220,000	184,506
Oil, Gas & Consumable Fuels – 0.6%
CITGO Petroleum Corp. 7.00%, 06/15/25 (f)	United States	360,000	353,574
CVR Energy, Inc. 5.25%, 02/15/25 (f)	United States	305,000	294,417
Hess Midstream Operations LP 5.13%, 06/15/28 (f)	United States	235,000	220,156
5.63%, 02/15/26 (f)	United States	140,000	137,851
Total Oil, Gas & Consumable Fuels			1,005,998
Paper & Forest Products – 0.3%
Mercer International, Inc. 5.50%, 01/15/26	Germany	440,000	412,190
WEPA Hygieneprodukte GmbH 2.88%,	Germany	€125,000	118,462
Total Paper & Forest Products			530,652
Personal Products – 0.5%
BellRing Brands, Inc. 7.00%, 03/15/30 (f)	United States	365,000	367,689
Coty, Inc. 5.00%, 04/15/26 (f)	United States	215,000	206,256
Edgewell Personal Care Co. 5.50%, 06/01/28 (f)	United States	355,000	335,937
Total Personal Products			909,882

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Pharmaceuticals – 0.3%
Bausch Health Companies, Inc. 4.88%, 06/01/28 (f)	Canada	$240,000	$143,146
Cheplapharm Arzneimittel GmbH 4.38%, 01/15/28	Germany	€100,000	100,170
8.04% (3 Month LIBOR USD + 4.75%), 05/15/30 (b) (f)	Germany	€210,000	230,662
Total Pharmaceuticals			473,978
Professional Services – 0.1%
Summer BC Holdco B SARL 5.75%, 10/31/26	Luxembourg	€200,000	194,643
Real Estate Management & Development – 1.7%
Hunt Companies, Inc. 5.25%, 04/15/29 (f)	United States	415,000	329,942
OWS Cre Funding I LLC 10.07%, 2021-MARG (1 Month LIBOR USD + 4.90%), 09/01/23 (b) (f)	United States	2,500,000	2,490,883
Samhallsbyggnadsbolaget i Norden AB 2.88% (5 Year Swap Rate EUR + 3.22%), Perpetual (b)	Sweden	€100,000	22,163
Total Real Estate Management & Development			2,842,988
Software – 0.5%
Acuris Finance US, Inc. 5.00%, 05/01/28 (f)	United States	395,000	307,071
Castor SpA 6.25% (3 Month EURIBOR + 5.25%), 02/15/29 (b) (g) (i)	Italy	€200,000	203,509
Cedacri Mergeco SPA 7.95% (3 Month EURIBOR + 4.63%), 05/15/28 (b)	Italy	€100,000	103,792
8.88% (3 Month LIBOR USD + 5.50%), 05/15/28 (b) (f)	Italy	€200,000	210,466
McAfee Corp. 7.38%, 02/15/30 (f)	United States	$100,000	87,056
NCR Corp. 5.13%, 04/15/29 (f)	United States	15,000	13,293
Total Software			925,187
Specialty Retail – 0.4%
Academy Ltd. 6.00%, 11/15/27 (f)	United States	420,000	403,670
eG Global Finance PLC 6.25%, 10/30/25	United Kingdom	€200,000	208,011
Total Specialty Retail			611,681
Telecommunication Services – 0.3%
Cablevision Lightpath LLC 5.63%, 09/15/28 (f)	United States	415,000	307,917
Consolidated Communications, Inc. 6.50%, 10/01/28 (f)	United States	380,000	300,200
Total Telecommunication Services			608,117
Textiles, Apparel & Luxury Goods – 0.2%
Afflelou SAS 4.25%, 05/19/26	France	€200,000	209,691

See Notes to Consolidated Financial Statements.

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Crocs, Inc. 4.25%, 03/15/29 (f)	United States	$220,000	$187,290
Total Textiles, Apparel & Luxury Goods			396,981
Thrifts & Mortgage Finance – 0.1%
Nationstar Mortgage Holdings, Inc. 5.75%, 11/15/31 (f)	United States	120,000	98,700
6.00%, 01/15/27 (f)	United States	140,000	130,407
Total Thrifts & Mortgage Finance			229,107
Trading Companies & Distributors – 0.7%
ASP Unifrax Holdings, Inc. 5.25%, 09/30/28 (f)	United States	450,000	325,402
Fortress Transportation and Infrastructure Investors LLC 5.50%, 05/01/28 (f)	United States	305,000	279,416
6.50%, 10/01/25 (f)	United States	16,000	15,777
Loxam SAS 3.75%, 07/15/26	France	€100,000	103,657
6.38%, 05/15/28 (g) (i)	France	€100,000	108,257
Windsor Holdings III LLC 8.50%, 06/15/30 (f)	United States	285,000	284,022
Total Trading Companies & Distributors			1,116,531
Utility – 0.2%
Calpine Corp. 5.13%, 03/15/28 (f)	United States	350,000	312,824
Wireless Telecommunication Services – 0.2%
Matterhorn Telecom SA 4.00%, 11/15/27	Luxembourg	€200,000	205,594
Vodafone Group PLC 3.00% (5 Year Swap Rate EUR + 3.48%), 08/27/80 (b)	United Kingdom	€200,000	176,367
Total Wireless Telecommunication Services			381,961
Total High Yield			35,372,406
Emerging Markets – 4.6%
Airlines – 0.5%
Azul Investments LLP 7.25%, 06/15/26	Brazil	1,130,000	899,012
Alumina Refining and Primary Aluminum Production – 0.8%
Vedanta Resources Finance II PLC 13.88%, 01/21/24	United Kingdom	1,600,000	1,461,304
Chemicals – 0.4%
Braskem Idesa SAPI 6.99%, 02/20/32	Mexico	1,000,000	648,687
Construction Materials – 0.1%
Cemex SAB de CV 5.13% (5 Year CMT Rate + 4.53%), Perpetual (b)	Mexico	200,000	178,165
Diversified Telecommunication Services – 0.5%
Telecom Argentina SA 8.00%, 07/18/26	Argentina	790,000	715,759

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Electric Utilities – 0.1%
Pampa Energia SA 9.13%, 04/15/29	Argentina	$140,000	$133,830
Hotels, Restaurants & Leisure – 0.0%
Grupo Posadas SAB de CV 5.00%, 12/30/27 (h) (j)	Mexico	20,000	17,230
Independent Power and Renewable Electricity Producers – 0.2%
Genneia SA 8.75%, 09/02/27 (f)	Argentina	413,100	403,010
Total Independent Power and Renewable Electricity Producers			403,010
Oil, Gas & Consumable Fuels – 1.3%
Canacol Energy Ltd. 5.75%, 11/24/28	Colombia	260,000	222,583
CITGO Holding, Inc. 9.25%, 08/01/24	United States	690,000	690,856
Kosmos Energy Ltd. 7.13%, 04/04/26	United States	200,000	176,068
7.50%, 03/01/28	Ghana	520,000	432,860
YPF SA 7.00%, 09/30/33 (j)	Argentina	55,000	41,047
9.00%, 06/30/29 (j)	Argentina	758,000	691,480
Total Oil, Gas & Consumable Fuels			2,254,894
Real Estate Management & Development – 0.7%
CIFI Holdings Group Company Ltd. 6.00%, 07/16/25	China	400,000	45,376
6.45%, 11/07/24	China	200,000	23,513
11.58% (5 Year CMT Rate + 8.57%), Perpetual (b)	China	450,000	30,375
Country Garden Holdings Company Ltd. 4.80%, 08/06/30	China	200,000	57,923
7.25%, 04/08/26	China	600,000	211,081
RKPF Overseas Ltd. 5.90%, 03/05/25	China	500,000	317,476
6.00%, 09/04/25	China	500,000	286,664
Shimao Group Holdings Ltd. 3.45%, 01/11/31 (k)	China	400,000	30,595
4.60%, 07/13/30 (k)	China	200,000	16,548
5.20%, 01/16/27 (k)	China	1,210,000	103,745
5.60%, 07/15/26 (k)	China	400,000	33,264
6.13%, 02/21/24	China	370,000	28,720
Sino-Ocean Land Treasure IV Ltd. 3.25%, 05/05/26	China	200,000	61,790
4.75%, 08/05/29	China	410,000	83,686
4.75%, 01/14/30	China	400,000	82,791
Total Real Estate Management & Development			1,413,547
Total Emerging Markets			8,125,438

See Notes to Consolidated Financial Statements.

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount		Value
CORPORATE CREDIT (continued)
Corporate Bonds – 0.8%
Health Care Providers & Services – 0.1%
Nidda Healthcare Holding GmbH 7.50%, 08/21/26	Germany		€100,000	$108,843
Hotels, Restaurants & Leisure – 0.1%
Aramark International Finance Sarl 3.13%, 04/01/25	United States		€100,000	105,399
Household Durables – 0.1%
Shea Homes LP 4.75%, 02/15/28	United States		345,000	306,478
Media – 0.1%
Telenet Finance Luxembourg Notes Sarl 3.50%, 03/01/28	Belgium		€200,000	202,297
Mortgage Real Estate Investment Trusts (REITs) – 0.2%
HAT Holdings I LLC 3.38%, 06/15/26 (f)	United States		415,000	372,371
Software – 0.2%
Cloud Software Group Holdings, Inc. 6.50%, 03/31/29 (f)	United States		210,000	187,179
Total Corporate Bonds				1,282,567
Convertible Bonds – 1.0%
Aerospace & Defense – 0.0%
Safran SA 0.00%, 04/01/28	France		€33,000	63,139
Airlines – 0.0%
JetBlue Airways Corp. 0.50%, 04/01/26	United States		96,000	79,320
Automobiles – 0.0%
Ford Motor Co. 0.00%, 03/15/26	United States		28,000	30,814
Biotechnology – 0.0%
BioMarin Pharmaceutical, Inc. 0.60%, 08/01/24	United States		52,000	51,208
Exact Sciences Corp. 0.38%, 03/15/27	United States		7,000	7,556
Total Biotechnology				58,764
Broadline Retail – 0.0%
Etsy, Inc. 0.25%, 06/15/28	United States		53,000	41,208
Mercari, Inc. 0.00%, 07/14/26	Japan	JPY	10,000,000	57,521
Total Broadline Retail				98,729
Communications Equipment – 0.0%
Lumentum Holdings, Inc. 0.50%, 06/15/28	United States		41,000	32,446

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Diversified Telecommunication Services – 0.0%
Cellnex Telecom SA 0.75%, 11/20/31	Spain	€100,000	$87,437
Entertainment – 0.2%
Liberty Media Corp. 2.25%, (f)	United States	18,000	19,422
Live Nation Entertainment, Inc. 3.13%, (f)	United States	19,000	20,986
Sea Ltd. 0.25%, 09/15/26	Cayman Islands	145,000	117,088
2.38%, 12/01/25	Singapore	20,000	20,450
Spotify USA, Inc. 0.00%, 03/15/26	United States	131,000	111,940
Total Entertainment			289,886
Financial Services – 0.0%
Edenred 0.00%, 06/14/28	France	€29,800	21,866
Worldline SA 0.00%, 07/30/25	France	€40,000	47,114
Total Financial Services			68,980
Ground Transportation – 0.0%
Uber Technologies, Inc. 0.00%, 12/15/25	United States	$32,000	29,345
Health Care Equipment & Supplies – 0.0%
Greatbatch, Inc. 2.13%, 02/15/28 (f)	United States	11,000	13,013
Haemonetics Corp. 0.00%, 03/01/26	United States	44,000	37,659
LivaNova USA, Inc. 3.00%, 12/15/25	United States	13,000	14,092
NuVasive, Inc. 0.38%, 03/15/25	United States	90,000	81,450
Total Health Care Equipment & Supplies			146,214
Hotels, Restaurants & Leisure – 0.2%
Accor SA 0.70%, 12/07/27 (k)	France	€185,100	95,544
Airbnb, Inc. 0.00%, 03/15/26	United States	72,000	62,964
Just Eat Takeaway.com NV 0.00%, 08/09/25	United Kingdom	€100,000	94,785
Shake Shack, Inc. 0.00%, 03/01/28	United States	47,000	38,549
Total Hotels, Restaurants & Leisure			291,842
Independent Power and Renewable Electricity Producers – 0.1%
NextEra Energy Partners LP 0.00%, 06/15/24 (f)	United States	97,000	91,568
NRG Energy Inc 2.75%, 06/01/48	United States	20,000	21,210
Total Independent Power and Renewable Electricity Producers			112,778

See Notes to Consolidated Financial Statements.

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
IT Services – 0.1%
Cloudflare, Inc. 0.00%, 08/15/26	United States	$99,000	$84,497
DigitalOcean Holdings, Inc. 0.00%, 12/01/26	United States	117,000	91,972
Okta, Inc. 0.38%, 06/15/26	United States	104,000	89,284
Perficient, Inc. 0.13%, 11/15/26	United States	37,000	30,528
Shift4 Payments, Inc. 0.50%, 08/01/27	United States	25,000	22,175
Total IT Services			318,456
Media – 0.0%
Cable One, Inc. 0.00%, 03/15/26	United States	$99,000	81,428
Metals & Mining – 0.1%
MP Materials Corp. 0.25%, 04/01/26 (f)	United States	29,000	25,836
POSCO Holdings, Inc. 0.00%, 09/01/26	South Korea	€100,000	111,985
Total Metals & Mining			137,821
Personal Care Products – 0.0%
The Beauty Health Co. 1.25%, 10/01/26 (f)	United States	43,000	33,943
Professional Services – 0.0%
Ceridian HCM Holding, Inc. 0.25%, 03/15/26	United States	74,000	65,475
Semiconductors & Semiconductor Equipment – 0.0%
Enphase Energy, Inc. 0.00%, 03/01/28	United States	52,000	49,144
Software – 0.1%
Alarm.com Holdings, Inc. 0.00%, 01/15/26	United States	108,000	92,547
Axon Enterprise, Inc. 0.50%, (f)	United States	15,000	16,043
BILL Holdings, Inc. 0.00%, 12/01/25	United States	8,000	8,404
Blackline, Inc. 0.00%, 03/15/26	United States	47,000	40,009
Datadog, Inc. 0.13%, 06/15/25	United States	6,000	7,476
Envestnet Inc 2.63%, 12/01/27 (f)	United States	29,000	30,566
Nutanix, Inc. 0.25%, 10/01/27	United States	52,000	44,233
Splunk Inc 1.13%, 09/15/25	United States	28,000	28,070
Splunk, Inc. 1.13%, 06/15/27	United States	65,000	56,388

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Unity Software, Inc. 0.00%, 11/15/26	United States	$83,000	$66,691
Zscaler, Inc. 0.13%, 07/01/25	United States	24,000	28,092
Total Software			418,519
Specialty Retail – 0.1%
Zalando SE 0.05%, 08/06/25	Germany	€100,000	97,941
Technology Hardware Storage & Peripherals – 0.0%
Western Digital Corp. 1.50%, 02/01/24	United States	58,000	56,521
Wireless Telecommunication Services – 0.1%
America Movil BV 0.00%, 03/02/24	Mexico	€100,000	115,475
Total Convertible Bonds			2,764,417
TOTAL CORPORATE CREDIT (Cost $108,180,205)			98,917,363
STRUCTURED CREDIT – 29.4% (a)
Collateralized Loan Obligations – 17.9%
37 Capital CLO 0.00%, 2023-1A, Class D (3 Month SOFR + 6.36%), 04/15/36 (b) (f)	Cayman Islands	1,500,000	1,509,750
Anchorage Capital CLO 26 Ltd. 10.87%, 2023-26A, Class D (3 Month SOFR + 5.75%), 07/19/34 (b) (f)	Cayman Islands	500,000	499,887
Anchorage Capital CLO Ltd. 8.99%, 2020-16A, Class DR (3 Month LIBOR USD + 3.72%), 01/19/35 (b) (f)	Cayman Islands	1,500,000	1,433,802
12.62%, 2020-16A, Class ER (3 Month LIBOR USD + 7.35%), 01/19/35 (b) (f)	Cayman Islands	1,000,000	925,709
12.64%, 2016-8A, Class ER2 (3 Month LIBOR USD + 7.35%), 10/27/34 (b) (f)	Cayman Islands	1,500,000	1,384,376
Anchorage Credit Funding 7 Ltd. 0.00%, 2019-7A, Class SUB1, 04/25/37 (f)	Cayman Islands	1,000,000	540,001
Anchorage Credit Funding Ltd. 6.85%, 2019-7A, Class E, 04/25/37 (f)	Cayman Islands	1,000,000	851,083
ARES CLO 8.74%, 2022-64A, Class D (3 Month SOFR + 3.75%), 04/15/35 (b) (f)	Cayman Islands	500,000	464,210
0.00%, 2023-68A, Class D (3 Month SOFR + 5.75%), 04/25/35 (b) (f)	Jersey	2,000,000	2,034,700
Columbia Cent CLO Ltd. 11.49%, 2018-28A, Class D (3 Month LIBOR USD + 6.17%), 11/07/30 (b) (f)	Cayman Islands	1,000,000	629,130
Dryden 113 CLO Ltd. 0.00%, 2022-113A, Class INC, 10/20/35 (f)	Jersey	1,000,000	662,293
Dryden 27 R Euro CLO 2017 DAC 9.04%, 2017-27X, Class ER (3 Month LIBOR USD + 5.86%), 04/15/33 (b)	Ireland	€500,000	456,521
Elevation CLO Ltd. 12.45%, 2021-14A, Class E (3 Month LIBOR USD + 7.20%), 10/20/34 (b) (f)	Cayman Islands	2,000,000	1,724,352

See Notes to Consolidated Financial Statements.

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
STRUCTURED CREDIT (continued)
12.52%, 2021-12A, Class E (3 Month LIBOR USD + 7.27%), 04/20/32 (b) (f)	Cayman Islands	$378,000	$331,825
Fortress Credit BSL Ltd. 13.18%, 2020-1A, Class E (3 Month LIBOR USD + 7.93%), 10/20/33 (b) (f)	Cayman Islands	1,000,000	963,088
Harvest CLO XXVI 9.30%, 26A, Class E (3 Month LIBOR USD + 6.12%), 01/15/34 (b) (f)	Ireland	€500,000	493,829
ICG US CLO Ltd. 8.85%, 2020-1A, Class DR (3 Month LIBOR USD + 3.60%), 01/20/35 (b) (f)	Cayman Islands	1,000,000	884,176
12.70%, 2020-1A, Class ER (3 Month LIBOR USD + 7.45%), 01/20/35 (b) (f)	Cayman Islands	1,000,000	863,796
Madison Park Funding Ltd. 0.00%, 2023-63A, Class D (3 Month SOFR + 5.50%), 04/21/35 (b) (f)	Cayman Islands	2,000,000	2,025,796
Marble Point CLO Ltd. 12.56%, 2021-4A, Class E (3 Month LIBOR USD + 7.29%), 01/22/35 (b) (f)	Cayman Islands	2,000,000	1,710,894
Monroe Capital MML CLO XIII Ltd. 13.47%, 2022-1A, Class E (CME Term SOFR 3 Month + 8.32%), 02/24/34 (b) (f)	United States	1,000,000	892,259
OAK Hill European Credit Partners V Designated Activity Co. 9.58%, 2016-5A, Class ER (3 Month EURIBOR + 6.37%), 01/21/35 (b) (f)	Ireland	€1,750,000	1,733,633
12.08%, 2016-5A, Class FR (3 Month EURIBOR + 8.87%), 01/21/35 (b) (f)	Ireland	€1,000,000	978,323
Palmer Square European CLO 9.57%, 2022-1A, Class E (3 Month EURIBOR + 6.36%), 01/21/35 (b) (f)	Ireland	€1,200,000	1,188,811
12.06%, 2022-1A, Class F (3 Month EURIBOR + 8.85%), 01/21/35 (b) (f)	Ireland	€1,750,000	1,693,315
Penta CLO 9.61%, 2021-10X, Class E (3 Month LIBOR USD + 6.23%), 11/20/34 (b)	Ireland	€500,000	489,821
Rockford Tower Europe DAC 9.16%, 2021-1A, Class E (3 Month LIBOR USD + 5.96%), 04/20/34 (b) (f)	Ireland	€500,000	486,514
SOUND POINT CLO Ltd. 11.86%, 2015-1RA, Class E (3 Month LIBOR USD + 6.60%), 04/15/30 (b) (f)	Cayman Islands	275,000	151,309
Toro European CLO 9.48%, 3X, Class ERR (3 Month EURIBOR + 6.30%), 07/15/34 (b)	Ireland	€1,500,000	1,486,173
Trimaran Cavu Ltd. 12.63%, 2021-3A, Class E (3 Month LIBOR USD + 7.37%), 01/18/35 (b) (f)	Cayman Islands	1,200,000	1,126,435
Trinitas CLO XVIII Ltd. 8.85%, 2021-18A, Class D (3 Month LIBOR USD + 3.60%), 01/20/35 (b) (f)	Cayman Islands	2,000,000	1,842,554
Total Collateralized Loan Obligations			32,458,365

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
STRUCTURED CREDIT (continued)
Commercial Mortgage-Backed Securities – 6.0%
ACREC LLC 11.12%, 2023-FL2, Class E (1 Month SOFR + 6.03%), 02/19/38 (b) (f)	United States	$107,000	$106,163
Banc of America Commercial Mortgage Trust 1.25%, 2015-UBS7, Class XFG, 09/15/48 (f)	United States	10,000,000	247,684
BBCMS Trust 8.14%, 2018-BXH, Class F (1 Month LIBOR USD + 2.95%), 10/15/37 (b) (f)	United States	270,000	253,167
Benchmark Mortgage Trust 3.25%, 2018-B6, Class E, 10/10/51 (f)	United States	225,000	113,161
BWAY Mortgage Trust 5.03%, 2022-26BW, Class E, 02/10/44 (f)	United States	677,000	417,110
BX Commercial Mortgage Trust 8.79%, 2019-IMC, Class G (1 Month LIBOR USD + 3.60%), 04/15/34 (b) (f)	United States	1,000,000	962,104
BX Trust 9.23%, 2021-SDMF, Class J (1 Month LIBOR USD + 4.03%), 09/15/34 (b) (f)	United States	470,000	440,982
CD Mortgage Trust 3.30%, 2017-CD4, Class D, 05/10/50 (f)	United States	305,000	205,563
3.35%, 2017-CD5, Class D, 08/15/50 (f)	United States	489,000	312,836
CGDB Commercial Mortgage Trust 8.19%, 2019-MOB, Class G (1 Month LIBOR USD + 2.99%), 11/15/36 (b) (f)	United States	1,537,000	1,420,584
Citigroup Commercial Mortgage Trust 8.89%, 2021-KEYS, Class F (1 Month LIBOR USD + 3.70%), 10/15/36 (b) (f)	United States	741,000	717,738
COMM Mortgage Trust 2.06%, 2016-DC2, Class XF, 02/10/49 (f)	United States	12,997,292	575,469
CSAIL Commercial Mortgage Trust 4.19%, 2017-CX9, Class D, 09/15/50 (f)	United States	190,000	129,041
DBGS Mortgage Trust 9.34%, 2021-W52, Class F (1 Month LIBOR USD + 4.15%), 10/15/36 (b) (f)	United States	1,000,000	764,059
Great Wolf Trust 8.39%, 2019-WOLF, Class F (CME Term SOFR 1 Month + 3.25%), 12/15/36 (b) (f)	United States	1,298,000	1,249,674
Hilton USA Trust 4.93%, 2016-SFP, Class D, 11/05/35 (f)	United States	584,000	474,423
J.P. Morgan Chase Commercial Mortgage Securities Trust 9.46%, 2021-HTL5, Class F (1 Month LIBOR USD + 4.27%), 11/15/38 (b) (f)	United States	1,084,000	1,035,382
Natixis Commercial Mortgage Securities Trust 11.09%, 2022-RRI, Class F (CME Term SOFR 1 Month + 5.94%), 03/15/35 (b) (f)	United States	565,290	558,926
Taubman Centers Commercial Mortgage Trust 9.92%, 2022-DPM, Class D (CME Term SOFR 1 Month + 4.77%), 05/15/37 (b) (f)	United States	415,000	408,318
VMC Finance LLC 9.66%, 2021-HT1, Class B (1 Month LIBOR USD + 4.50%), 01/18/37 (b) (f)	United States	643,000	607,776
Total Commercial Mortgage-Backed Securities			11,000,160

See Notes to Consolidated Financial Statements.

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
STRUCTURED CREDIT (continued)
Residential Mortgage-Backed Securities – 2.4%
Deephaven Residential Mortgage Trust 4.34%, 2022-2, Class B1, 03/25/67 (f)	United States	$229,000	$169,267
European Loan Conduit No 36 DAC 5.91% (3 Month LIBOR USD + 2.55%), (b)	Germany	€614,445	634,680
GCAT Trust 3.97%, 2022-NQM1, Class B1, 02/25/67 (f)	United States	476,000	332,328
Imperial Fund Mortgage Trust 4.45%, 2022-NQM3, Class M1, 05/25/67 (f)	United States	332,000	263,817
MFA Trust 4.27%, 2022-NQM1, Class B1, 12/25/66 (f)	United States	251,000	184,599
PRKCM Trust 7.68%, 2023-AFC1, Class M1, 02/25/58 (f)	United States	371,000	367,905
Progress Residential Trust 5.60%, 2022-SFR3, Class E2, 04/17/39 (f)	United States	212,000	196,472
PRPM LLC 4.83%, 2021-10, Class A2, 10/25/26 (f) (j)	United States	1,000,000	870,565
Seasoned Credit Risk Transfer Trust 4.50%, 2022-1, Class M, 11/25/61 (f)	United States	226,000	181,046
STAR Trust 9.58%, 2022-SFR3, Class F (CME Term SOFR 1 Month + 4.50%), 05/17/24 (b) (f)	United States	170,000	166,360
Western Mortgage Reference Notes 10.42% (1 Month SOFR + 5.35%), 07/25/59 (b) (f)	United States	855,666	840,768
Total Residential Mortgage-Backed Securities			4,207,807
Asset-Backed Securities – 3.1%
Castlelake Aircraft Securitization Trust 2.74%, 2017-1R, Class A, 08/15/41 (f)	United States	229,991	208,422
Horizon Aircraft Finance Ltd. 4.46%, 2018-1, Class A, 12/15/38 (f)	United States	770,181	666,827
Lunar Aircraft Ltd. 6.41%, 2020-1A, Class C, 02/15/45 (f)	United States	683,171	143,398
METAL 2017-1 Ltd. 4.58%, 2017-1, Class A, 10/15/42 (f)	United States	1,549,268	950,356
Pioneer Aircraft Finance Ltd. 3.97%, 2019-1, Class A, 06/15/44 (f)	Cayman Islands	605,195	522,946
Veros Auto Receivables Trust 11.46%, 2023-1, Class D, 08/15/30 (f)	United States	1,780,000	1,767,945
WAVE Trust 5.68%, 2017-1A, Class B, 11/15/42 (f)	United States	1,590,272	928,075
6.66%, 2017-1A, Class C, 11/15/42 (f)	United States	1,114,282	125,245
Westlake Automobile Receivables Trust 1.23%, 2021-2A, Class D, 12/15/26 (f)	United States	164,000	152,107
Total Asset-Backed Securities			5,465,321
TOTAL STRUCTURED CREDIT (Cost $57,010,194)			53,131,653

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
PRIVATE CREDIT – 25.3%
Senior Loans – 24.0% (a)
Aerospace & Defense – 0.3%
Galileo Parent, Inc., First Lien Revolver Facility 12.34% (3 Month SOFR + 7.25%), 05/03/30 (b) (d) (e)	United States	$83,000	$32,953
Galileo Parent, Inc., First Lien Term Loan 12.34% (3 Month SOFR + 7.25%), 05/03/30 (b) (d)	United States	533,000	517,756
Total Aerospace & Defense			550,709
Auto Components – 1.4%
Superior Industries International, Inc., First Lien Tranche B Term Loan 12.90% (1 Month SOFR + 8.00%), 12/15/28 (b) (d)	United States	2,599,485	2,572,450
Biotechnology – 1.9%
ADC Therapeutics, Initial Term Loan – Tranche A 12.55% (3 Month SOFR + 7.50%), 08/15/29 (b) (d) (h)	United States	1,135,543	1,073,623
ADC Therapeutics, Initial Term Loan – Tranche B 7.50% (1 Month SOFR + 7.50%), 08/15/29 (b) (d) (e) (h)	United States	520,457	—
Mesoblast, Inc., First Lien Tranche C Term Loan 9.75%, 11/19/26 (d) (e) (h)	United States	524,875	—
Mesoblast, Inc., First Lien Tranche B Term Loan 9.75%, 11/19/26 (d) (e) (h)	United States	262,438	—
Mesoblast, Inc., First Lien Delay Delivery Tranche B Term Loan 8.00%, 11/19/26 (d) (h)	United States	1,613,050	1,443,680
Seres Therapeutics, Inc., First Lien Tranche A-2 Term Loan 12.69% (3 Month SOFR + 7.88%), 04/30/29 (b) (d)	United States	219,000	211,072
Seres Therapeutics, Inc., First Lien Tranche A-1 Term Loan 12.95% (3 Month SOFR + 7.88%), 04/30/29 (b) (d)	United States	585,000	563,823
Total Biotechnology			3,292,198
Commercial Services & Supplies – 1.3%
Kings Buyer LLC, First Lien Term Loan 11.23% (1 Month US LIBOR + 6.50%), 10/29/27 (b) (d)	United States	2,252,703	2,218,687
Kings Buyer LLC, First Lien Revolver Facility 7.51% (1 Month US LIBOR + 6.50%), 10/29/27 (b) (d) (e)	United States	310,246	104,814
Total Commercial Services & Supplies			2,323,501
Containers & Packaging – 0.9%
ASP-r-pac Acquisition Company LLC, First Lien Tranche B Term Loan 6.00% (3 Month LIBOR USD + 6.00%), 12/29/27 (b) (c) (d) (e)	United States	205,745	—

See Notes to Consolidated Financial Statements.

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
PRIVATE CREDIT (continued)
ASP-r-pac Acquisition Company LLC, First Lien Term Loan 10.83% (1 Month US LIBOR + 6.00%), 12/29/27 (b) (d)	United States	$1,706,652	$1,611,032
Total Containers & Packaging			1,611,032
Distributors – 1.0%
RelaDyne, First Lien Term Loan 12.83% (SOFR Index + 7.75%), 12/23/29 (b) (d)	United States	1,996,000	1,958,076
Electrical Equipment – 0.5%
Inventus Power, Inc., First Lien Revolver Facility 7.87% (1 Month SOFR + 7.50%), (b) (d)	United States	94,000	91,184
Inventus Power, Inc., First Lien Term Loan 7.87% (1 Month SOFR + 7.50%), (b) (d)	United States	829,000	804,159
Total Electrical Equipment			895,343
Health Care Equipment & Supplies – 1.6%
Touchstone Acquisition, Inc., First Lien Term Loan 11.03% (1 Month SOFR + 6.00%), 12/29/28 (b) (d)	United States	2,976,325	2,901,917
Health Care Providers & Services – 1.4%
LSL Holdco LLC, First Lien Incremental Term Loan 11.08% (1 Month SOFR + 6.00%), 01/31/28 (b) (d)	United States	275,684	245,868
LSL Holdco LLC, First Lien Revolver Facility 10.63% (1 Month US LIBOR + 6.00%), 01/31/28 (b) (d) (e)	United States	266,412	—
LSL Holdco LLC, First Lien Term Loan 11.25% (1 Month US LIBOR + 6.00%), 01/31/28 (b) (d)	United States	2,367,738	2,237,512
Total Health Care Providers & Services			2,483,380
Health Care Technology – 2.6%
Establishment Labs Holdings, Inc., First Lien Delay Draw Term Loan 9.00%, 04/21/27 (d) (e) (h)	United States	555,853	179,782
Establishment Labs Holdings, Inc., First Lien Term Loan 10.69%, 04/21/27 (d) (h)	United States	1,169,349	1,122,575
Impel Neuropharma, Inc., First Lien Revenue Interest Financing Term Loan 13.73%, 02/15/31 (d)	United States	1,135,493	1,058,847
Impel Neuropharma, Inc., First Lien Term Loan 13.80% (1 Month SOFR + 8.75%), 03/17/27 (b) (d)	United States	1,001,000	963,463
Innocoll Pharmaceuticals Ltd., First Lien Delay Draw Term Loan 11.00%, 01/26/27 (d) (e)	United States	929,530	—
Innocoll Pharmaceuticals Ltd., First Lien Term Loan 11.00%, 01/26/27 (d)	United States	1,510,485	1,381,490
Total Health Care Technology			4,706,157

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
PRIVATE CREDIT (continued)
Hotels, Restaurants & Leisure – 3.1%
Grove Hotel Parcel Owner LLC, First Lien Revolver Facility 8.88% (3 Month SOFR + 8.00%), 06/21/28 (b) (d) (e)	United States	$175,377	$—
Grove Hotel Parcel Owner LLC, First Lien Term Loan 13.39% (1 Month SOFR + 8.00%), 06/21/28 (b) (d)	United States	1,745,000	1,722,285
Grove Hotel Parcel Owner LLC, First Lien Delay Draw Term Loan 8.88% (3 Month SOFR + 8.00%), 06/21/28 (b) (d) (e)	United States	350,754	—
PFNY Holdings LLC, First Lien Delay Draw Term Loan 0.00% (3 Month LIBOR USD + 7.00%), 12/31/26 (b) (d) (e)	United States	345,933	289,634
PFNY Holdings LLC, First Lien Term Loan 12.18% (1 Month US LIBOR + 7.00%), 12/31/26 (b) (d)	United States	3,594,883	3,406,151
PFNY Holdings LLC, First Lien Revolver Facility 0.00% (3 Month SOFR + 7.00%), 12/31/26 (b) (d)	United States	173,352	164,251
Total Hotels, Restaurants & Leisure			5,582,321
Insurance – 0.3%
Ardonagh Midco 3 PLC, First Lien Delay Draw Term Loan 12.22% (1 Month SOFR + 7.00%), 07/14/26 (b) (d) (e)	United States	1,097,433	558,590
Machinery – 1.0%
ProFrac Holdings LLC, First Lien Term Loan 12.42% (1 Month SOFR + 9.00%), 03/04/27 (b) (d)	United States	1,636,932	1,604,193
ProFrac Holdings LLC, First Lien Delay Draw Term Loan 12.42% (3 Month SOFR + 7.25%), 03/04/25 (b) (d)	United States	188,342	184,576
Total Machinery			1,788,769
Metals & Mining – 0.5%
IAMGOLD Corp., Second Lien Term Loan 13.24% (3 Month SOFR + 8.25%), 05/16/28 (b) (d)	United States	975,000	947,213
Pharmaceuticals – 0.7%
Bioxcel Therapeutics, Inc., Lien Tranche B Delay Draw Term Loan 0.00%, 09/30/32 (d) (e) (h)	United States	563,378	—
Bioxcel Therapeutics, Inc., Lien Tranche A Delay Draw Term Loan 13.56%, 09/30/32 (d) (h)	United States	414,183	405,900
Bioxcel Therapeutics, Inc., First Lien Delay Draw Term Loan 8.00%, 04/19/27 (d)	United States	891,460	833,514
Bioxcel Therapeutics, Inc., Lien Tranche C Delay Draw Term Loan 0.00%, 09/30/32 (d) (e) (h)	United States	563,378	—

See Notes to Consolidated Financial Statements.

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Principal Amount	Value
PRIVATE CREDIT (continued)
Bioxcel Therapeutics, Inc., First Lien Revolver Facility Tranche B 10.25%, 04/19/27 (d) (e)	United States	$813,768	$—
Total Pharmaceuticals			1,239,414
Software – 4.8%
Avalara, Inc., First Lien Term Loan 12.15% (3 Month SOFR + 7.25%), 10/19/28 (b) (d)	United States	2,491,000	2,436,198
Avalara, Inc., First Lien Revolver Facility 14.00% (SOFR Index + 7.25%), 10/19/29 (b) (d) (e)	United States	249,000	—
iCIMS, Inc., First Lien Term Loan 8.18% (3 Month SOFR + 3.38%), 08/18/28 (b) (d)	United States	1,687,407	1,620,923
12.05% (3 Month SOFR + 7.25%), 08/18/28 (b) (d)	United States	253,659	248,586
iCIMS, Inc., First Lien Revolver Facility 6.75% (3 Month SOFR + 7.50%), 08/18/28 (b) (d) (e)	United States	157,552	27,430
iCIMS, Inc., First Lien Delay Draw Term Loan 0.00% (1 Month SOFR + 6.75%), 08/18/28 (b) (d) (e) (h)	United States	406,301	—
OEConnection LLC, Second Lien Tranche B Term Loan 11.72% (1 Month US LIBOR + 7.00%), 09/25/27 (b) (d)	United States	2,499,000	2,436,526
Pluralsight LLC, First Lien Tranche B Term Loan 13.04% (1 Month LIBOR USD + 8.00%), (b) (d)	United States	659,000	632,640
Pluralsight LLC, First Lien Revolver Facility 13.04% (1 Month LIBOR USD + 8.00%), (b) (d)	United States	41,000	39,360
UserZoom Technologies, Inc., First Lien Term Loan 12.42% (3 Month SOFR + 7.50%), 04/05/29 (b) (d)	United States	1,348,000	1,310,795
Total Software			8,752,458
Specialty Retail – 0.7%
MND Holdings III Corp., First Lien Term Loan 12.54% (3 Month SOFR + 7.50%), (b) (d)	United States	1,261,000	1,226,700
MND Holdings III Corp., First Lien Revolver Facility 12.55% (1 Month SOFR + 7.50%), (b) (d) (e)	United States	327,000	56,506
Total Specialty Retail			1,283,206
Total Senior Loans			43,446,734
		Shares
Preferred Stock – 1.1%
Health Care Technology – 1.1%
athenahealth, Inc. – (Acquired 2/15/2022, cost $1,992,289) (d)	United States	2,033	1,777,756
Total Preferred Stock			1,777,756

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

Description	Country	Shares	Value
PRIVATE CREDIT (continued)
Common Stock – 0.2%
Distributors – 0.2%
RelaDyne – (Acquired 12/23/2021, cost $187,703) (d) (l)	United States	$2,000	$288,500
Total Common Stock			288,500
Warrants – 0.0%
Biotechnology – 0.0%
ADC Therapeutics – (Exercise price: $8.30, Expiration: 08/15/32) – (Acquired 8/15/2022, cost $30,028) (d) (l)	United States	4,988	3,151
Mesoblast, Inc. – (Exercise Price: $3.70, Expiration: 11/19/28) – (Acquired 1/12/2023, cost $0) (d) (l)	United States	11,941	27,345
Mesoblast, Inc. – (Exercise Price: $7.26, Expiration: 11/19/28) – (Acquired 12/20/2021, cost $106,354) (d) (l)	United States	46,443	78,024
Seres Therapeutics, Inc., – (Acquired 4/27/2023, cost $14,821) (d) (l)	United States	4,735	16,430
Total Biotechnology			124,950
Health Care Technology – 0.0%
Innocoll Pharmaceuticals Ltd. – (Exercise Price: $7.26, Expiration: 11/19/28) – (Acquired 1/26/2022 – 9/1/2022, cost $77,901) (d) (l)	United States	20,192	30,692
Pharmaceuticals – 0.0%
Bioxcel Therapeutics, Inc. – (Exercise price: $20.04, Expiration: 04/19/29) – (Acquired 4/28/2022, cost $0) (d) (l)	United States	3,487	4,603
Total Warrants			160,245
TOTAL PRIVATE CREDIT (Cost $46,454,205)			45,673,235
MONEY MARKET FUND – 4.0%
First American Government Obligations Fund – Class X, 5.01% (m)	United States	7,261,574	7,261,574
TOTAL MONEY MARKET FUND (Cost $7,261,574)			7,261,574
Total Investments – 113.6% (n) (Cost $218,906,178)			204,983,825
Liabilities in Excess of Other Assets – (13.6)%			(24,502,632)
TOTAL NET ASSETS – 100.0%			$180,481,193

The following notes should be read in conjunction with the accompanying Schedule of Investments.

(a)  These investments may be subject to legal restrictions on sales, which as of June 30, 2023, represented $147,950,922, or 82.0% of the Fund's net assets.

(b)  Variable rate security – Interest rate is based on reference rate and spread or based on the underlying assets. Interest rate may also be subject to a cap or floor. Securities that reference SOFR may be subject to a credit spread adjustment, particularly to legacy holdings that reference LIBOR that have transitioned to SOFR as the base lending rate.

(c)  Loan or bond was on non-accrual status as of June 30, 2023.

(d)  Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Trustees. As of June 30, 2023, the total value of all such securities was $47,877,102 or 26.5% of net assets. These securities are characterized as Level 3 securities within the disclosure hierarchy. Level 3 security values are determined using significant unobservable inputs.

See Notes to Consolidated Financial Statements.

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

(e)  As of June 30, 2023, the Fund had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied.

Company	Investment Type	Total revolving and delayed draw loan commitments (000s)	Less: funded commitments (000s)	Total unfunded commitments (000s) (Note 10)
ADC Therapeutics	Initial Term Loan – Tranche B	$520	$—	$520
Ardonagh Midco 3 PLC	First Lien Delay Draw Term Loan	1,097	549	549
ASP-r-pac Acquisition Company LLC	First Lien Tranche B Term Loan	206	—	206
athenaHealth Group, Inc.	First Lien Tranche B-DD Term Loan	41	—	41
Avalara, Inc.	First Lien Revolver Facility	249	—	249
Bioxcel Therapeutics, Inc.	First Lien Revolver Facility Tranche B	376	—	376
Bioxcel Therapeutics, Inc.	First Lien Revolver Facility Tranche B	438	—	438
Bioxcel Therapeutics, Inc.	Lien Tranche B Delay Draw Term Loan	563	—	563
Bioxcel Therapeutics, Inc.	Lien Tranche C Delay Draw Term Loan	563	—	563
Establishment Labs Holdings, Inc.	First Lien Delay Draw Term Loan	184	—	184
Establishment Labs Holdings, Inc.	First Lien Delay Draw Term Loan	184	—	184
Galileo Parent, Inc.	First Lien Revolver Facility	83	35	48
Grove Hotel Parcel Owner LLC	First Lien Delay Draw Term Loan	351	—	351
Grove Hotel Parcel Owner LLC	First Lien Revolver Facility	175	—	175
iCIMS, Inc.	First Lien Revolver Facility	158	34	124
iCIMS, Inc.	First Lien Delay Draw Term Loan	406	—	406
Innocoll Pharmaceuticals Ltd.	First Lien Delay Draw Term Loan	465	—	465
Innocoll Pharmaceuticals Ltd.	First Lien Delay Draw Term Loan	465	—	465
Kings Buyer LLC	First Lien Revolver Facility	310	109	201
LSL Holdco LLC	First Lien Revolver Facility	266	—	266
Mesoblast, Inc.	First Lien Tranche C Term Loan	525	—	525
Mesoblast, Inc.	First Lien Tranche B Term Loan	262	—	262
MND Holdings III Corp.	First Lien Revolver Facility	327	65	262
PFNY Holdings LLC	First Lien Delay Draw Term Loan	346	308	38
		$8,562	$1,100	$7,462

(f)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of June 30, 2023, the total value of all such securities was $77,851,400 or 43.1% of net assets.

(g)  Regulation S security. These securities may be subject to transfer restrictions as defined by Regulation S. As of June 30, 2023, the total value of all such securities was $1,141,180 or 0.6% of net assets.

(h)  Paid in kind security which may pay interest in additional par.

(i)  These assets are held in the Oaktree Diversified Income Fund (Cayman) Ltd., a Cayman Islands exempted company and wholly-owned subsidiary of the Fund.

(j)  Security is a "step up" bond where the coupon increases or steps up at a predetermined date. Interest rate shown is the rate in effect as of June 30, 2023.

(k)  Issuer is currently in default on its regularly scheduled interest payment.

(l)  Restricted security. Purchased in a private placement transaction; resale to the public may require registration. As of June 30, 2023, the total value of all such securities was $448,745 or 0.2% of net assets.

(m)  The rate shown represents the seven-day yield as of June 30, 2023.

(n)  These securities are pledged as collateral for the credit facility.

Abbreviations:

CME  Chicago Mercantile Exchange

CMT  Constant Maturity Treasury Rate

EURIBOR  Euro Interbank Offered Rate

LIBOR  London Interbank Offered Rates

LLC  Limited Liability Corporation

LP  Limited Partnership

PIK  Payment-in Kind

SOFR  Secured Overnight Financial Rate

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2023

SONIA  Sterling Overnight Index Average

USD  United States Dollar

Forward Currency Contracts:

Settlement Date	Currency Purchased		Currency Sold		Counterparty	Value/Unrealized Appreciation (Depreciation)
7/20/2023	26,819,359	USD	25,158,354	EUR	State Street Bank & Trust Company	$(460,933)
7/20/2023	59,826	USD	7,850,000	JPY	State Street Bank & Trust Company	5,246
7/20/2023	1,253,819	GBP	1,008,193	USD	State Street Bank & Trust Company	(21,659)
						$(477,346)

See Notes to Consolidated Financial Statements.

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Statement of Assets and Liabilities (Unaudited)

June 30, 2023

Assets:
Investments in securities, at value (Cost $218,906,178)	$204,983,825
Foreign currency, at value (Cost $437,987)	438,571
Interest receivable	2,904,873
Receivable for investments sold	158,571
Receivable for fund shares sold	267,975
Unrealized appreciation on forward currency contracts (Note 3)	5,246
Deferred debt issuance costs (Note 6)	72,130
Prepaid expenses	39,521
Total assets	208,870,712
Liabilities:
Payable for credit facility (Note 6)	25,000,000
Interest payable for credit facility (Note 6)	104,413
Payable for investments purchased	2,459,878
Unrealized depreciation on forward currency contracts (Note 3)	482,592
Payable to broker	10,088
Investment advisory fees payable (Note 4)	84,918
Accrued expenses	247,630
Total liabilities	28,389,519
Commitments and contingencies (Note 10)
Net Assets	$180,481,193
Composition of Net Assets:
Paid-in capital	$198,487,383
Accumulated losses	(18,006,190)
Net Assets	$180,481,193
Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	20,558,002
Net asset value per share	$8.78

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Statement of Operations (Unaudited)

For the Six Months Ended June 30, 2023

Investment Income (Note 2):
Interest (net of foreign withholding tax of $125,997)	$9,317,126
Total investment income	9,317,126
Expenses:
Investment advisory fees (Note 4)	1,156,161
Audit and tax services	215,870
Fund accounting and sub-administration fees	87,855
Directors' fees	75,220
Legal fees	71,557
Miscellaneous	22,203
Reports to shareholders	19,143
Transfer agent fees	17,110
Custodian fees	10,742
Insurance	7,247
Registration fees	6,501
Total operating expenses	1,689,609
Interest expense and credit facility fees (Note 6)	730,968
Net expense recoupment (Note 4)	41,125
Net expenses	2,461,702
Net investment income	6,855,424
Net realized gain (loss) on:
Investments	(1,196,349)
Foreign currency translation	(9,600)
Forward currency contracts	71,377
Net realized loss	(1,134,572)
Net change in unrealized appreciation (depreciation) on:
Investments	2,851,276
Foreign currency translation	39,693
Forward currency contracts	(287,127)
Net change in unrealized appreciation	2,603,842
Net realized and unrealized gain	1,469,270
Net increase in net assets resulting from operations	$8,324,694

See Notes to Consolidated Financial Statements.

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$6,855,424	$7,982,345
Net realized loss	(1,134,572)	(1,596,228)
Net change in unrealized appreciation (depreciation)	2,603,842	(16,855,516)
Net increase (decrease) in net assets resulting from operations	8,324,694	(10,469,399)
Distributions to Shareholders:
Distributable earnings	(5,025,729)	(10,683,466)
Total distributions paid	(5,025,729)	(10,683,466)
Capital Share Transactions:
Proceeds from shares sold	21,207,185	12,643,242
Reinvestment of distributions	4,488,429	10,178,729
Cost of shares repurchased (Note 8)	(215,036)	(59,881)
Net increase in net assets from capital share transactions	25,480,578	22,762,090
Total increase in net assets	28,779,543	1,609,225
Net Assets:
Beginning of period	151,701,650	150,092,425
End of period	$180,481,193	$151,701,650
Share Transactions:
Shares sold	2,406,282	1,414,283
Shares reinvested	514,403	1,158,749
Shares repurchased (Note 8)	(24,278)	(6,820)
Net increase in shares outstanding	2,896,407	2,566,212

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Statement of Cash Flows (Unaudited)

For the Six Months Ended June 30, 2023

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$8,324,694
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments and principal payups	(49,320,185)
Proceeds from disposition of long-term portfolio investments and principal paydowns	19,643,039
Net purchases and sales of short-term portfolio investments	(3,070,288)
Increase in interest receivable	(378,553)
Increase in receivable for investments sold	(158,571)
Amortization of deferred debt issuance costs	70,954
Increase in prepaid expenses	(32,771)
Increase in interest payable for credit facility	102,185
Increase in payable for investments purchased	916,185
Increase in payable to broker	10,088
Net change in unrealized depreciation on forward currency contracts	287,127
Decrease in investment advisory fees payable	(105,382)
Increase in accrued expenses	66,269
Net accretion of discount on investments and other adjustments to cost	(529,423)
Net change in unrealized appreciation on investments	(2,851,276)
Net realized loss on investment transactions	1,196,349
Net cash used for operating activities	(25,829,559)
Cash flows provided by financing activities:
Proceeds from credit facility	5,000,000
Proceeds from shares sold	21,502,690
Distributions paid to shareholders, net of reinvestments	(537,300)
Shares repurchased	(215,036)
Net cash provided by financing activities	25,750,354
Net decrease in cash	(79,205)
Cash at beginning of period(1)	517,776
Cash at end of period(1)	$438,571
Supplemental Disclosure of Cash Flow Information:
Interest payments on the credit facility for the six months ended June 30, 2023 totaled $557,829.
Non-cash financing activities not included consist of reinvestment of distributions for the six months ended June 30, 2023 of $4,488,429.

(1)  Includes foreign currency.

See Notes to Consolidated Financial Statements.

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Financial Highlights

Class D	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Period November 1, 2021[1] through December 31, 2021
Per Share Operating Performance:
Net asset value, beginning of period	$8.59	$9.94	$10.00
Income from Investment Operations:
Net investment income[2]	0.36	0.50	0.02
Net realized and change in unrealized gain (loss)	0.09	(1.20)	(0.07)
Net decrease in net asset value resulting from operations	0.45	(0.70)	(0.05)
Distributions to Shareholders:
From net investment income	(0.26)	(0.65)	(0.01)
Total distributions paid*	(0.26)	(0.65)	(0.01)
Net asset value, end of period	$8.78	$8.59	$9.94
Total Investment Return†	5.24%[3]	-7.03%[4]	-0.37%[3]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$180,481	$151,702	$150,092
Gross operating expenses excluding interest expense	2.05%[5]	1.96%	5.55%[5]
Gross operating expenses	2.94%[5]	2.51%	5.55%[5]
Net expenses, including fee waivers and reimbursement or recoupment and excluding interest expense	2.10%[5]	2.10%	2.10%[5]
Net expenses, including fee waivers and reimbursement or recoupment and interest expense	2.99%[5]	2.65%	2.10%[5]
Net investment income	8.32%[5]	5.64%	1.51%[5]
Net investment income (loss), excluding the effect of fee waivers and reimbursement or recoupment	8.37%[5]	5.50%	(1.94)%[5]
Portfolio turnover rate	11%[3]	25%	4%[3]

The following table sets forth information regarding the Fund's outstanding senior securities as of the end of each of the Fund's last ten fiscal years, as applicable.

Fiscal or Period End	Total Amount Outstanding Exclusive or Treasury Securities	Asset Coverage Per Unit[6]	Involuntary Liquidating Preference Per Unit	Average Market Value Per Unit (Exclude Bank Loans)	Type of Senior Security
June 30, 2023 (Unaudited)	$25,000,000	$8,219	N/A	N/A	Credit Facility
December 31, 2022	20,000,000	8,585	N/A	N/A	Credit Facility
December 31, 2021[7]	N/A	N/A	N/A	N/A	N/A

*  Distributions for annual periods determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

1  Commencement of operations.

2  Per share amounts presented are based on average shares outstanding throughout the period indicated.

3  Not annualized.

4  The total investment return for the year ended December 31, 2022 has been restated to -7.03% for the correction of a typographical error from what was previously reported as 7.03%. The Adviser and Administrator have evaluated the quantitative and qualitative aspects of this error and concluded it is not material to the previously issued consolidated financial statements.

5  Annualized.

6  Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

7  Commenced operations on November 1, 2021.

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited)

June 30, 2023

1.  Organization

Oaktree Diversified Income Fund Inc. (the "Fund") was organized as a corporation under the laws of the State of Maryland on June 29, 2021. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company that continuously offers its shares of common stock, $0.001 par value per share (the "Common Shares"), and is operated as an "interval fund." The Fund's Class D shares commenced operations on November 1, 2021.

The Fund has two classes of shares: Class D and Class T shares. The Fund had applied for, and was granted, exemptive relief (the "Exemptive Relief") by the Securities and Exchange Commission (the "SEC") that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. Currently, the Fund is only offering Class D shares.

Oaktree Fund Advisors, LLC ("Oaktree" or the "Adviser"), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser to the Fund. Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments.

Brookfield Public Securities Group LLC (the "Administrator"), a wholly-owned subsidiary of Brookfield Asset Management Inc. ("Brookfield"), is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as Administrator to the Fund. In 2019, Brookfield acquired a majority interest in the Adviser.

The Fund's investment objective is to seek current income and attractive total return. The Fund seeks to achieve its investment objective by investing globally in high-conviction opportunities across Oaktree's performing credit platform of high-yield bonds, senior loans, structured credit, emerging markets debt and convertibles, inclusive of both public and private credit sectors. High-yield bonds are also referred to as "below-investment grade rated securities" or "junk bonds," as described in the Fund's Prospectus. The Fund seeks to add value through three sources: (1) providing exposure to asset classes that require specialized expertise; (2) performing well in each asset class through proprietary, bottom-up and credit research; and (3) allocating capital opportunistically among asset classes based on Oaktree's assessment of relative value.

Oaktree Diversified Income Fund (Cayman) Ltd. (the "Subsidiary"), a Cayman Islands exempted company and wholly-owned subsidiary of the Fund, was formed on November 11, 2021. The Subsidiary was established for the purpose of investing in certain Regulation S securities. As a wholly-owned subsidiary of the Fund, the financial results of the Subsidiary are included in the consolidated financial statements and financial highlights of the Fund. All investments held by the Subsidiary are disclosed in the Consolidated Schedule of Investments. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at June 30, 2023 were $1,050,081, or 0.6% of the Fund's consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services-Investment Companies.

Valuation of Investments: The Fund's Board of Directors (the "Board") has adopted procedures for the valuation of the Fund's securities. The Adviser oversees the day to day responsibilities for valuation determinations under these

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2023

procedures. The Board regularly reviews the application of these procedures to the securities in the Fund's portfolio. The Adviser's Valuation Committee is comprised of senior members of the Adviser's management team.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund's net asset value ("NAV") may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser's Valuation Committee, does not represent fair value.

Bank Loans, Assignments, and Participations. Loans (including "Senior Loans" (as described below), delayed funding loans and revolving credit facilities) may be fixed-or floating-rate obligations. Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets. Senior floating rate loans may be made to or issued by U.S. or non-U.S. banks or other corporations ("Senior Loans"). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issuers, and interests therein. Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate, "LIBOR," or a similar reference rate) plus a premium. Senior Loans are typically of below investment grade quality. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (an "Agent") for a lending syndicate of financial institutions ("Lenders"). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2023

similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser's Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser's Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser's valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.

Non-publicly traded debt and equity securities and other securities or instruments for which reliable market quotations are not available are valued by the Adviser using valuation methodologies applied on a consistent basis. These securities may initially be valued at the acquisition price as the best indicator of fair value. The Adviser reviews the significant unobservable inputs, valuations of comparable investments and other similar transactions for investments valued at acquisition price to determine whether another valuation methodology should be utilized. Subsequent valuations will depend on facts and circumstances known as of the valuation date and the application of valuation methodologies further described below. The fair value may also be based on a pending transaction expected to close after the valuation date. These valuation methodologies involve a significant degree of management judgment. Accordingly, valuations do not necessarily represent the amounts which may eventually be realized from sales or other dispositions of investments in the future. Fair values may differ from the values that would have been used had a ready market for the investment existed, and the differences could be material to the consolidated financial statements.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser's Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2023

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund's investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2023:

	Level 1	Level 2	Level 3	Total
Corporate Credit
Senior Loans (Syndicated)	$—	$49,168,668	$2,203,867	$51,372,535
High Yield	—	35,372,406	—	35,372,406
Emerging Markets	—	8,125,438	—	8,125,438
Corporate Bonds	—	1,282,567	—	1,282,567
Convertible Bonds	—	2,764,417	—	2,764,417
Structured Credit
Collateralized Loan Obligations	—	32,458,365	—	32,458,365
Commercial Mortgage-Backed Securities	—	11,000,160	—	11,000,160
Residential Mortgage-Backed Securities	—	4,207,807	—	4,207,807
Asset-Backed Securities	—	5,465,321	—	5,465,321
Private Credit
Senior Loans	—	—	43,446,734	43,446,734
Preferred Stock	—	—	1,777,756	1,777,756
Common Stock	—	—	288,500	288,500
Warrants	—	—	160,245	160,245
Money Market Fund	7,261,574	—	—	7,261,574
Total	$7,261,574	$149,845,149	$47,877,102	$204,983,825
Other Financial Instruments(1)	Level 1	Level 2	Level 3	Total
Forward currency contracts	$—	$(477,346)	$—	$(477,346)
Total	$—	$(477,346)	$—	$(477,346)

(1) Forward currency contracts are reflected at the net unrealized depreciation on the instruments.

The Fund used valuation approaches consistent with the income approach and market approach to determine fair value of certain Level 3 assets as of June 30, 2023. The valuation methodologies utilized by the Fund included discounted cash flows analysis, recent transaction analysis, market yield analysis and market comparable analysis and are described below.

The discounted cash flows analysis utilizes a discounted cash flow method that incorporates expected timing and level of cash flows, as well as assumptions in determining growth rates, income and expense projections, discount rates, capital structure, terminal values and other factors. The applicability and weight assigned to the income technique is determined based on the availability of reliable projections and comparable companies and transactions.

The recent transaction analysis utilizes recent or expected future transactions of the investment to determine fair value, to the extent applicable.

The market yield analysis utilizes expected future cash flows, discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of the borrowers. Consideration is also given to a borrower's ability to meet principal and interest obligations; this may include an evaluation of collateral or the underlying value of the borrower, utilizing either the market or income techniques.

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2023

The market comparable analysis utilizes valuations of comparable public companies or transactions and generally seeks to establish the enterprise value of the portfolio company using a market multiple technique. This technique takes into account a specific financial measure (such as earnings before interest, taxes, depreciation and amortization ("EBITDA"), adjusted EBITDA, free cash flow, net operating income, net income, book value or net asset value) believed to be most relevant for the given company. Consideration may also be given to such factors as acquisition price of the security, historical and projected operational and financial results for the portfolio company, the strengths and weaknesses of the portfolio company relative to its comparable companies, industry trends, general economic and market conditions and other factors deemed relevant. The applicability and weight assigned to the market technique is determined based on the availability of reliable projections and comparable companies and transactions.

The Fund may estimate the fair value of privately held warrants using a Black Scholes pricing model, which includes an analysis of various factors and subjective assumptions, including the current stock price (by using an enterprise value analysis as described above), the expected period until exercise, expected volatility of the underlying stock price, expected dividends and the risk-free rate. Changes in the subjective input assumptions can materially affect the fair value estimates.

The fair value of the Fund's credit facility, which qualifies as a financial instrument under ASC Topic 825, Disclosures about Fair Values of Financial Instruments, approximates the carrying amount of $25,000,000 for the credit facility presented in the Statement of Assets and Liabilities. As of June 30, 2023, this financial instrument is categorized as Level 2 within the disclosure hierarchy.

The table below shows the significant unobservable valuation inputs that were used by the Adviser's Valuation Committee to fair value the Level 3 investments as of June 30, 2023.

	Value as of June 30, 2023	Valuation Approach	Valuation Methodology	Unobservable Input	Amount or Range/ (Weighted Average)	Impact to Valuation from an Increase in Input(1)
Corporate Credit
Senior Loans (Syndicated)	$2,203,867	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	11.0%-15.0% (13.0%)	Decrease
Private Credit
Senior Loans	43,446,734	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	10.0%-18.0% (13.3%)	Decrease
Preferred Stock	1,777,756	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	15.0%-17.0% (16.0%)	Decrease
Common Stock	288,500	Market approach	Comparable companies	Earnings Multiple	6x-8x (7x)	Increase
Warrants	160,245	Other	Black Scholes	Volatility	50%-90% (76%)	Increase
Total	$47,877,102

(1) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2023

The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Credit	Private Credit	Total
Balance as of December 31, 2022	$2,216,836	$39,126,978	$41,343,814
Accrued discounts (premiums)	1,291	107,155	108,446
Realized gain (loss)	3,117	6,953	10,070
Change in unrealized appreciation (depreciation)	22,853	(51,168)	(28,315)
Purchases at cost	2,967	6,954,426	6,957,393
Sales proceeds	(43,197)	(471,109)	(514,306)
Balance as of June 30, 2023	$2,203,867	$45,673,235	$47,877,102
Change in unrealized appreciation (depreciation) for Level 3 assets still held at the reporting date	$22,853	$(51,168)	$(28,315)

For further information regarding the security characteristics of the Fund, see the Consolidated Schedule of Investments.

Investment Transactions and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively and might be adjusted based on management's assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser or its affiliates are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.

Certain intermediaries such as banks, broker-dealers, financial advisers or other financial institutions charge a fee for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held in omnibus, other group accounts or accounts traded through registered securities clearing agents. The portion of this fee paid by the Fund is included within "Transfer agent fees" in the Statement of Operations.

Distributions to Shareholders: The Fund declares and pays dividends quarterly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser's website at https://www.brookfieldoaktree.com/fund/oaktree-diversified-income-fund-inc. Any such notice is provided only for informational purposes in order to comply with the requirements

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2023

of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund's distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When Issued, Delayed Delivery Securities and Forward Commitments: The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Investments in Real Estate: The Fund may invest a portion of its assets in public and/or private debt investments and other real estate assets or real estate-related securities and obligations. The value of these debt investments and whether and to what extent such investments perform as expected will depend, in part, on the prevailing conditions in the market for real estate investment generally and, in particular, on the value of the underlying real estate asset collateral or real estate-related companies to which such debt investments relate. The real estate industry is cyclical in nature, and a deterioration of real estate fundamentals in the markets in which the Fund invests will have an adverse effect on the performance of the Fund's investments. The value of real estate assets and real estate-related investments can fluctuate for various reasons. Real estate values can be seriously affected by interest rate fluctuations, changes in general and local economic conditions, bank liquidity, the availability of financing, changes in environmental and zoning laws, overbuilding and increased competition, changes in supply and demand fundamentals, an increase in property taxes, casualty or condemnation losses, bankruptcy or financial difficulty of a major tenant, regulatory limitations on rent, increased mortgage defaults and the availability of mortgage funds which may render the sale or refinancing of properties difficult or impracticable. Reductions in value or cash flow could impair the Fund's ability to make distributions to Common Shareholders, adversely impact its ability to effectively achieve its investment objective and reduce overall returns on investments.

Investments in Real Estate Loans: While the Fund intends to invest primarily in "performing" real estate debt securities, real estate loans underlying the securities acquired by the Fund may be non-performing at the time of their acquisition and/or may become non-performing following their acquisition for a wide variety of reasons. Such non-performing real estate loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial writedown of the principal of such loan. However, even if a restructuring were successfully accomplished, a risk exists that, upon maturity of such real estate loan, replacement "takeout" financing will not be available. Purchases of participations in real estate loans raise many of the same risks as investments in real estate loans and also carry risks of illiquidity and lack of control.

Collateralized Loan Obligations ("CLOs"): The Fund may invest in CLOs and other securitizations, which are generally limited recourse obligations of the issuer ("Securitization Vehicles") payable solely from the underlying assets ("Securitization Assets") of the issuer or proceeds thereof. Holders of equity or other securities issued by Securitization Vehicles must rely solely on distributions on the Securitization Assets or proceeds thereof for payment in respect thereof. Consequently, the Fund will typically not have any direct rights against the issuer of, or the entity

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2023

that sold, assets underlying the securitization. The Securitization Assets may include, without limitation, broadly syndicated leverage loans, middle-market bank loans, CDO debt tranches, trust preferred securities, insurance surplus notes, asset-backed securities, mortgages, REITs, high-yield bonds, mezzanine debt, second-lien leverage loans, credit default swaps and emerging market debt and corporate bonds, which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks.

New Accounting Pronouncements: In June 2022, FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. Management is currently evaluating the impact of this guidance on the Funds' financial statements.

3.  Derivative Financial Instruments

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund may invest in, or enter into, derivatives for a variety of reasons including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

Forward Currency Contracts: A forward currency contract ("forward contract") is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The average quarterly U.S. dollar value of forward currency contracts to be delivered or received during the six months ended June 30, 2023 was $44,432,905, which represents the volume of activity during the period.

Credit Default Swap Agreements: Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Although the Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2023

above, if no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Fund.

The Fund did not have any swap contracts outstanding during the six months ended June 30, 2023.

The following table sets forth the fair value of the Fund's derivative instruments:

Derivatives	Statement of Assets and Liabilities	Value as of June 30, 2023
Forward currency contracts	Unrealized appreciation on forward currency contracts.	$5,246
Forward currency contracts	Unrealized depreciation on forward currency contracts.	(482,592)

The following table sets forth the effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2023:

Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gain	Net Change in Unrealized Depreciation
Forward currency contracts	Forward currency contracts	$71,377	$(287,127)

The Fund has not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements. There is no enforceable master netting agreement in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty's rights and obligations.

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

				Collateral
	Gross Amounts	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Non-Cash Collateral (Pledged) Received	Collateral Pledged (Received)	Net Amount
Assets:
Forward currency contracts	$5,246	$—	$5,246	$—	$—	$5,246
Liabilities:
Forward currency contracts	$482,592	$—	$482,592	$—	$482,592	$—

4.  Investment Advisory Agreement and Transactions with Related Parties

The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Adviser under which the Adviser is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.25% of the Fund's average daily net assets plus the amount of borrowing for investment purposes ("Managed Assets").

Pursuant to an operating expense limitation agreement (the "Expense Limitation Agreement"), the Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse certain expenses of the Fund, including organizational expenses and offering costs, to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest (including, "Interest Payments on Borrowed Funds"), taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund's business) at no more than 2.10%

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2023

for Class D shares and 2.85% for Class T shares. The Expense Limitation Agreement will continue until at least April 30, 2024 and may not be terminated by the Fund or the Adviser before such time. Thereafter, the Expense Limitation Agreement may only be terminated or amended to increase the expense cap, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund may only make repayments to the Adviser if such repayment does not cause the Fund's expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense cap in place at the time such amounts were waived; and (2) the Fund's current expense cap.

The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration is $360,062 of which $232,979, $6,577, and $120,506 will expire on December 31, 2024, December 31, 2025, and December 31, 2026, respectively. For the six months ended June 30, 2023, the Adviser recouped previously waived eligible expenses of $41,125 which is reflected on the Fund's consolidated statement of operations.

The Fund has entered into an administration agreement ("Administration Agreement") with the Administrator and a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Sub-Administrator"). The Administrator and the Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Fund with administrative office facilities. The Adviser is responsible for any fees due to the Administrator and the Fund is responsible for any fees due to the Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or employees of the Administrator.

5.  Purchases and Sales of Investments

For the six months ended June 30, 2023, purchases and sales of investments (including principal payups and paydowns), excluding short-term securities and U.S. government securities, were $49,320,185 and $19,643,039, respectively.

For the six months ended June 30, 2023, there were no purchases and sales of long-term U.S. Government securities.

6.  Credit Facility

The Fund has established a Senior Secured Revolving Credit Facility (the "Credit Facility") in the aggregate principal amount of up to $75,000,000 with Sumitomo Mitsui Banking Corporation ("Sumitomo") for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Credit Facility stated maturity date is December 31, 2023. The Fund pays interest in the amount of the London Interbank Offered Rate plus 1.25% on the Credit Facility outstanding if the borrowing is a Eurodollar Loan as defined in the Credit Facility agreement, or the highest of (i) Sumitomo prime rate as announced by Sumitomo in New York City, (ii) the sum of (x) the Federal Funds Rate plus (y) 1.00%, and (iii) the sum of (x) the London interbank market with a one (1) month maturity plus (y) 1.00%, ("Base Rate") plus 0.25% if the borrowing is a Base Rate Loan as defined in the Credit Facility agreement on the Credit Facility outstanding. The Fund also pays an unused commitment fee of 0.20% on the Credit Facility that is unused. For the six months ended June 30, 2023, the Fund amortized $70,954 in deferred debt issuance costs and is included in the interest expense on credit facility line on the Fund's consolidated statement of operations. As of June 30, 2023, the Fund had $72,130 in unamortized deferred debt issuance costs reported on the Fund's consolidated statement of assets and liabilities. The remaining unamortized deferred debt issuance costs are being amortized through December 31, 2023.

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2023

As of June 30, 2023, the Fund had outstanding borrowings of $25,000,000. For the six months ended June 30, 2023, the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Credit Facility were as follows:

Stated interest expense	$604,708
Unused commitment fees	55,306
Amortization of debt issuance costs	70,954
Total interest expense and credit facility fees	$730,968
Average stated interest rate	5.89%
Average outstanding balance	$20,414,365

According to terms of the Credit Facility agreement, the Fund is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to maintaining a ratio of total assets (less total liabilities other than senior securities representing indebtedness) to senior securities representing indebtedness of the Fund of not less than 300%. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. As of June 30, 2023, the Fund was in compliance with the terms of the Credit Facility.

7.  Capital Shares

The Fund is authorized to issue up to 1,000,000,000 shares of common stock, $0.001 par value per share, 500,000,000 of which have been classified as Class D shares and 500,000,000 of which have been classified as Class T shares (collectively, "Shares" and respectively, "Class D shares" and "Class T shares"). As of June 30, 2023, the Adviser owned 75% of the shares outstanding of Class D shares. The Board may, without any action by the shareholders, amend the Charter from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that the Fund has authority to issue under the Charter and the 1940 Act. In addition, the Charter authorizes the Board, without any action by the shareholders, to classify and reclassify any unissued common shares and preferred stock into other classes or series of shares from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series. Although the Fund has no present intention of doing so, it could issue a class or series of shares that could delay, defer or prevent a transaction or a change in control of the Fund that might otherwise be in the shareholders' best interests. Under Maryland law, shareholders generally are not liable for the Fund's debts or obligations.

All common shares offered will be, upon issuance, duly authorized, fully paid and nonassessable. Holders of common shares are entitled to receive distributions when authorized by the Board and declared by the Fund out of assets legally available for the payment of distributions. Holders of common shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund's securities. All common shares have equal distribution, liquidation and other rights. The Fund may offer multiple classes of common shares, which may be subject to differing fees and expenses. Distributions may vary among the classes as a result of the different fee structure of the classes.

8.  Repurchase Offers

As a continuously offered, closed-end interval fund, the Fund has adopted a fundamental investment policy to make offers to repurchase Shares in order to provide liquidity to shareholders. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund's Interval Fund structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a quarterly basis. Although the policy permits quarterly repurchases of between 5% and 25% of the Fund's

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2023

outstanding Shares, the Fund currently expects to offer to repurchase at least 5% of the Fund's outstanding Shares at NAV, which is the minimum amount permitted.

During the six months ended June 30, 2023, the Fund completed two quarterly repurchase offers in which the Fund offered to repurchase up to 10% of its outstanding shares. The result of the repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	January 9, 2023	April 10, 2023
Repurchase Request Deadline	February 13, 2023	May 15, 2023
Repurchase Pricing Date	February 13, 2023	May 15, 2023
Dollar Amount Repurchased	$133,789	$81,247
Shares Repurchased	15,066	9,212

9.  Federal Income Tax Information

The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2022, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed the taxable years open for examination (i.e. not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2022, open taxable periods consisted of the taxable periods ended December 31, 2021 and December 31, 2022. No examination of the Fund's tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The federal income tax information referenced below is as of the Fund's most recently completed tax year-end of December 31, 2022.

The tax character of distributions paid for the periods shown below were as follows:

Year Ended December 31, 2022
Ordinary income	$10,683,466
Return of capital	—
Total	$10,683,466

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2023

At December 31, 2022, the Fund's most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Capital loss carryforwards(1)	$(3,098,894)
Late year ordinary losses	(1,427,772)
Other accumulated losses	(26,970)
Tax basis unrealized depreciation on investments and foreign currency	(16,751,519)
Total tax basis net accumulated losses	$(21,305,155)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

The Fund deferred, on a tax basis, late year ordinary losses of $1,427,772.

As of December 31, 2022, the Fund had short-term and long-term capital loss carryforwards of $2,912,695 and $186,199, respectively. The capital loss carryforwards will not expire.

Federal Income Tax Basis: The federal income tax basis of the Fund's investments, not including foreign currency translations, at December 31, 2022 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$186,803,560	$1,790,976	$(18,542,495)	$(16,751,519)

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for Section 988 currency. Permanent book and tax differences, if any, will result in reclassifications to paid-in capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.

10.  Commitments and Contingencies

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund's maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

In conjunction with the ownership of senior loans, the Fund is party to certain credit agreements, which may require the Fund to extend additional loans to investee companies. Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the consolidated financial statements and reflected as an adjustment to the fair value of the related security in the Consolidated Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. The Fund uses the same investment criteria in making these commitments as it does in making investments. The unfunded liability associated with these credit agreements is equal to the amount by which the contractual loan commitment exceeds the sum of the amount of funded debt and cash held in escrow, if any. As of June 30, 2023, the Fund had $7,461,820 in outstanding commitments.

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2023

11.  Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

The Fund completed a quarterly repurchase offer in which the Fund offered to repurchase up to 10% of its outstanding shares on August 14, 2023. The result of the repurchase offer was as follows:

Repurchase Offer
Commencement Date	July 10, 2023
Repurchase Request Deadline	August 14, 2023
Repurchase Pricing Date	August 14, 2023
Dollar Amount Repurchased	$801,432
Shares Repurchased	89,947

Management has evaluated subsequent events in the preparation of the Fund's financial statements and has determined that there are no additional events that require recognition or disclosure in the financial statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Board Considerations Relating to the Approval of the Investment Advisory Agreement (Unaudited)

The Board of Directors (the "Board," the members of which are referred to as "Directors") of Oaktree Diversified Income Fund Inc. (the "Fund"), including the Directors who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"), of the Fund, considered and approved the continuation of the Investment Advisory Agreement (the "Advisory Agreement") between the Fund and Oaktree Fund Advisors, LLC (the "Adviser" or "Oaktree") for a successive one-year period at an in-person meeting held on May 18-19, 2023 (the "Meeting").

In accordance with Section 15(c) of the 1940 Act, the Board requested, and Oaktree provided, materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement for the Fund. These materials included, among other things: (a) a summary of the services provided to the Fund by Oaktree; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent third-party provider of mutual fund data, on fees and expenses of the Fund, as compared with a peer group and/or peer universe of funds, as applicable; (c) information on the profitability of Oaktree; (d) information about Oaktree's general compliance policies and procedures and the services that it provides; (e) any "fall-out" benefits to Oaktree (i.e., ancillary benefits realized by Oaktree from its relationship with the Fund); (f) information relating to economies of scale; (g) information on Oaktree's risk management processes; (h) information regarding brokerage and soft dollar practices; and (i) information about the key personnel of Oaktree who are involved in the investment management, administration, compliance and risk management activities with respect to the Fund, as well as current and projected staffing levels and compensation practices. In determining whether to approve the Advisory Agreement, the Board, including the Independent Directors considered a series of factors, to the extent applicable, including the role of Brookfield Public Securities Group LLC ("Brookfield") as the Fund's administrator.

In determining whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant. The following discusses the primary factors relevant to the Board's decision.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISER. In considering the nature, extent and quality of the services provided by the Adviser to the Fund, the Board considered the responsibilities that the Adviser had to the Fund, including the provision of investment advisory services to the Fund, compliance with the Fund's investment objectives and strategies, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board also considered the Adviser's risk assessment and monitoring process, and the Adviser's current level of staffing and its overall resources, as well as information regarding its investment personnel who provide services to the Fund. The Board also considered the personnel responsible for providing advisory services to the Fund and other key personnel of Oaktree, in addition to the current and projected staffing levels and compensation practices. The Board concluded, based on the Directors' experience and interaction with Oaktree, that: (i) Oaktree would continue to be able to retain high quality personnel; (ii) Oaktree has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) Oaktree and Brookfield have been responsive to requests of the Board; and (iv) Oaktree and Brookfield have kept the Board apprised of developments relating to the Fund and the industry in general. The Board also considered Oaktree's investment process and philosophy, as well as its responsibilities that include the development and maintenance of an investment program for the Fund that is consistent with the Fund's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services.

Additionally, the Board observed that pursuant to administration agreement with the Fund (the "Administration Agreement"), Brookfield, an indirect wholly-owned subsidiary of Brookfield Asset Management ULC, provides administrative services reasonably necessary for the Fund's operations, other than those services that the Adviser provides to the Fund pursuant to the Advisory Agreement, including, among other responsibilities, the preparation and coordination of reports and other materials to be supplied to the Board; prepare and/or supervise the preparation and filing with the applicable regulatory authority of all securities filings, periodic financial reports, prospectuses,

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)

statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports and filings required of the Fund; supervise and monitor the preparation of all required filings necessary to maintain the Fund's qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Fund's other service providers; review and adjust as necessary the Fund's daily expense accruals; monitor daily, monthly and periodic compliance with respect to the federal and state securities laws; send periodic information (i.e., performance figures) to service organizations that track investment company information; and perform such additional services as may be agreed upon by and among the Fund, Brookfield and Oaktree. The Board also noted that although Brookfield does not receive any compensation from the Fund under the Administration Agreement, Brookfield may receive compensation for its administrative services to the Fund from the Adviser out of its management fees. The Board also observed that Brookfield is responsible for the coordination and oversight of the Fund's third-party service providers. As a result, in addition to the quality of the advisory services provided by Oaktree pursuant to the Advisory Agreement, the Board also considered the quality of the administrative and other services provided by Brookfield to the Fund pursuant to the Administration Agreement. In connection with the administrative services provided by Brookfield, the Board analyzed the structure and duties of Brookfield's fund administration and accounting, operations and its legal and compliance departments to determine whether they are adequate to meet the needs of the Fund.

The Board's conclusion was based, in part, upon the following: (i) a comprehensive description of the investment advisory and other services provided to the Fund; (ii) a list of personnel who furnish such services and a description of their duties and qualifications; (iii) performance data with respect to the Fund, including comparable investment companies and accounts managed by Oaktree; (iv) standardized industry performance data with respect to comparable investment companies and the performance of appropriate recognized indices; (v) recent financial statements of Oaktree and Brookfield; (vi) Oaktree's and Brookfield's culture of compliance and their commitment to compliance generally, as well as their risk management processes and attention to regulatory matters; and (vii) Oaktree's reputation and its experience serving as an investment adviser and the experience of the team of portfolio managers that manage the Fund, as well as its experience serving as an investment adviser to other investment fund and institutional clients. The Board also reviewed Oaktree's compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact Oaktree from effectively serving as the investment adviser to the Fund. The Board concluded that the nature, extent and quality of the overall services provided under the Advisory Agreement, as well as the administrative services provided by Brookfield, were reasonable and appropriate in relation to the management fees and that the quality of services continues to be high.

THE PERFORMANCE OF THE FUND AND THE ADVISER. The Board, including the Independent Directors, also considered the investment performance of the Adviser. The Board noted that it regularly reviews the performance of the Fund throughout the year. The Board further noted that, while it monitors performance of the Fund closely, performance information for the Fund is limited because the Fund has been in operation for just over one year. The Board considered the investment performance of the Fund in view of its importance to shareholders. In connection with this review, the Board received information regarding the investment performance of the Fund as compared to a group of funds with investment classifications and/or objectives comparable to those of the Fund ("Peer Universe") and to an appropriate index or combination of indices identified by Broadridge (the "Broadridge Index"), as well as a focused peer group identified by Brookfield ("Peer Group") and the Fund's benchmark index (the "Benchmark Index"). At the Meeting, management also discussed the methodology used by Oaktree to select the funds included in the Peer Group. The performance information was presented for the periods ended March 31, 2023.

The Board acknowledged that the Fund commenced investment operations on November 1, 2021, noting the limited amount of performance information available.

Oaktree Diversified Income Fund. The Board noted that the Fund's performance was above the median of its Peer Universe for the one-year period (third quintile), as well as for the since inception period (third quintile). Next,

OAKTREE DIVERSIFIED INCOME FUND INC.

Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)

the Board reviewed the performance against the Broadridge Index, noting that the Fund had outperformed its Broadridge Index for the one-year period and since inception. In addition, the Board noted that the Fund's performance was below the median of its Peer Group for the quarter ended March 31, 2023, below the median of its Peer Group for the one-year period, and below the median since inception. Finally, the Board noted that the Fund underperformed its Benchmark Index for all periods.

THE COST OF THE ADVISORY SERVICES, AND THE PROFITABILITY TO THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board also received information regarding the management fees to be paid by the Fund to Oaktree pursuant to the Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by Oaktree, Brookfield or their affiliates in connection with providing such services to the Fund.

To assist in analyzing the reasonableness of the management fees for the Fund, the Board received reports independently prepared by Broadridge. The reports showed comparative fee and expense information for the Fund's expense group ("Expense Group") and expense universe ("Expense Universe"), including rankings within each category, as determined by Broadridge. Brookfield identified the funds eligible for inclusion in the Expense Group. In considering the reasonableness of the management fees to be paid by the Fund to Oaktree, the Board was presented with a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In considering the Fund's total operating expenses, the Board also considered the level of fee waivers and expense reimbursements, as applicable, and the net expense caps contractually agreed upon by Oaktree with respect to the Fund. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Expense Group and Expense Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether Oaktree was providing services at a cost that was competitive with other, similar funds. The Fund's fee and expense rankings are discussed below relative to the median of the applicable expense grouping. In reviewing the expense rankings, the Board noted that a fund with fees and expenses that were below the median had fees and expenses that were less than the median fees and expenses of its peer group, while a fund with fees and expenses that were above the median had fees and expenses that were higher than the median fees and expenses of its peer group. The fund with the lowest expenses is ranked first and the fund with the highest expenses is ranked last within the applicable expense grouping.

Oaktree Diversified Income Fund. The Board noted that the Fund's contractual management fees at common asset levels ($175 million) were at the median of its Expense Group (ranked 3/5). The Board then noted that the Fund's actual total expenses for common and leveraged assets were below the median of its Expense Group (ranked 3/5) and above the median of its Expense Universe (ranked 46/54). The Board also noted that the Fund's actual total expenses for only common assets were at the median of its Expense Group (ranked 1/5) and Expense Universe (ranked 27/54). The Board noted that the Fund's actual total expenses excluding investment related expenses and taxes for common and leveraged assets were below the median of its Expense Group (ranked 3/5) and Expense Universe (ranked 26/54). The Board noted that the Fund's actual total expenses excluding investment related expenses and taxes for only common assets were at the median of its Expense Group (ranked 2/5) and below the median of its Expense Universe (ranked 14/54). The Board then noted that the Fund's actual management fees for common and leveraged assets were at the median of its Expense Group (ranked 3/5) and above the median of its Expense Universe (ranked 34/54). The Board also noted that the Fund's actual management fees for only common assets were below the median of its Expense Group (ranked 1/5) and Expense Universe (ranked 18/54). Next, the Board noted that the Fund's actual non-management expenses for common and leveraged assets were above the median of its Expense Group (ranked 4/5) and Expense Universe (ranked 40/54). The Board also noted that the Fund's actual non-management expenses for only common assets were above the median of its Expense Group (ranked 4/5) and Expense Universe (ranked 34/54). Next, the Board noted that the Fund's investment related expenses and taxes for common and leveraged assets were below the median of its Expense Group (ranked 2/5) and above the median of its Expense Universe (ranked 35/54). Finally, the Board noted that the Fund's investment

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)

related expenses and taxes for only common assets were below the median of its Expense Group (ranked 2/5) and above the median of its Expense Universe (ranked 35/54).

The Board was also asked to consider the management fees received by Oaktree with respect to other funds and accounts with similar investment strategies to the Fund, which include institutional and separately managed accounts. In comparing these fees, the Board considered certain differences between these accounts and the Fund, including the broader and more extensive scope of services provided to the Fund in comparison to institutional or separately managed accounts; the greater financial, regulatory and reputational risks in managing the Fund; and the impact on Oaktree and expenses associated with the more extensive regulatory regime to which the Fund is subject as compared to institutional or separately managed accounts.

The Board also considered Oaktree's profitability and the benefits Oaktree and its affiliates received from its relationship with the Fund. Firstly, the Board noted that the Adviser had entered into a contractual expense limitation waiver for the Fund, in order to limit the Fund's net operating expenses. The Board then reviewed Oaktree's financial information and considered whether Oaktree had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services. Additionally, the Board considered the reasonableness of the management fees payable under the Advisory Agreement and took into account that the fees were consistent with management fees that Oaktree charged to comparable funds.

The Board concluded that Oaktree and Brookfield had the financial resources necessary to perform their obligations under the Advisory Agreement and the Administration Agreement, respectively, and to continue to provide the Fund with the high quality services provided in the past. The Board also concluded that the management fees were reasonable in light of the factors discussed above.

THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE. The Board, including the Independent Directors, considered whether shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that as a result of being part of the Brookfield Fund Complex, the constituent funds, including the Fund, share common resources and may share certain expenses, and if the size of the complex increases, the Fund could incur lower expenses than it otherwise would achieve as a stand-alone entity. The Board noted, however, that although shareholders might benefit from lower operating expenses as a result of an increasing amount of assets spread over the fixed expenses of the Fund's expense limitation agreement with the Adviser served to limit the Fund's expenses until the Fund had the opportunity to grow its assets. The Board concluded that the management fee structure was reasonable in light of the factors discussed above.

OTHER FACTORS. In consideration of the Advisory Agreement, the Board also received information regarding Oaktree's brokerage and soft dollar practices. The Board noted that, although Oaktree currently does not have any soft dollar arrangement in place, it follows the soft dollar practices and record keeping rules as promulgated under Section 28(e) of the Securities Exchange Act of 1934, as amended, and Rule 204-2 of the Investment Advisers Act of 1940, as amended. The Board considered that Oaktree is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from Brookfield that include information on brokerage commissions and execution throughout the year. The Board then considered other benefits that may be realized by Oaktree from its relationship with both Brookfield and the Fund. Among them, the Board recognized the opportunity to provide advisory services to additional funds and accounts and the reputational benefits. The Board also considered that Oaktree and Brookfield manage their investment operations independently of each other subject to an information barrier between the firms. The Board concluded that the benefits that may accrue to the Adviser by virtue of the Adviser's relationship to the Fund were fair and reasonable in light of the costs of providing investment advisory services to the Fund and the ongoing commitment of Brookfield and Oaktree to the Fund.

OAKTREE DIVERSIFIED INCOME FUND INC.

Dividend Reinvestment Plan (Unaudited)

The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund intends to declare and pay distributions quarterly from net investment income. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. Unless Common Shareholders specify otherwise, dividends will be reinvested in Shares of the Fund in accordance with the Fund's dividend reinvestment plan. The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund's performance, such as from offering proceeds and/or borrowings.

The Fund has adopted a Dividend Reinvestment Plan (the "Plan") that provides that, unless Common Shareholders elect to receive their distributions in cash, they will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the "Plan Administrator"), in additional Shares. If Common Shareholders elect to receive distributions in cash, they will receive them paid by check mailed directly to them by the Plan Administrator. The Plan Administrator can be contacted through mail by writing to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by phone at 1-855-862-5873.

Shares received under the Plan will be issued to Common Shareholders at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. Common Shareholders are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Administrator or by contacting the broker or dealer, who will inform the Fund.

The Plan Administrator provides written confirmation of all transactions in the shareholder accounts in the Plan, including information Common Shareholders may need for tax records. Any proxy Common Shareholders receive will include all Shares received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Administrator reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Administrator will include a notification to registered holders of Shares with the Plan Administrator.

Additional information about the Plan may be obtained from the Plan Administrator.

2023 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC ("PSG"), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information ("Personal Information") at all times. This privacy policy ("Policy") describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•  Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•  Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•  Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•  Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•  Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•  Other organizations, with your consent or as directed by you; and

•  Other organizations, as permitted or required by law (e.g. for fraud protection).

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

CORPORATE INFORMATION

Investment Adviser

Oaktree Fund Advisors, LLC

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

www.oaktreefunds.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: publicsecurities.enquiries@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund's transfer agent:

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-855-862-5873

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Sub-Administrator

U.S. Bancorp Fund Services, LLC

1201 South Alma School Road, Suite 3000

Mesa, Arizona 85210

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Directors of the Fund

Edward A. Kuczmarski	Chair of Board of Directors
William H. Wright II	Chair of Audit Committee
Heather S. Goldman	Chair of Nominating and Compensation Committee
Stuart A. McFarland	Director
David W. Levi	Director (Interested)

Officers of the Fund

Brian F. Hurley	President
Casey P. Tushaus	Treasurer
Craig A. Ruckman	Secretary
Adam R. Sachs	Chief Compliance Officer
Mohamed S. Rasul	Assistant Treasurer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Forms N-PORT are available on the SEC's website at www.sec.gov.

You may obtain a description of the Fund's proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Administrator

Brookfield Public Securities Group LLC
Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

1-855-777-8001

www.brookfield.com

Adviser

Oaktree Fund Advisors, LLC
333 South Grand Avenue, 28th Floor
Los Angeles, California 90071
1-213-830-6300
www.oaktreecapital.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)  Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Oaktree Diversified Income Fund Inc.

By (Signature and Title)	/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date:	September 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date:	September 5, 2023

By (Signature and Title)	/s/ Casey P. Tushaus
Casey P. Tushaus, Treasurer/Principal Financial Officer

Date:	September 5, 2023

* Print the name and title of each signing officer under his or her signature.